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                                                        EXHIBIT 10.37

                          ACCOUNTS FINANCING AGREEMENT

                              [SECURITY AGREEMENT]

                                    BETWEEN

                         CONGRESS FINANCIAL CORPORATION
                          1133 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                                      AND

                              E.F. JOHNSON COMPANY
                                (NAME OF CLIENT)

                               11095 VIKING DRIVE
                                (STREET ADDRESS)

                          MINNEAPOLIS, MINNESOTA 55344
                             (CITY)      (STATE)


                          [LOGO] A CORESTATES COMPANY
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                                                                  July 31, 1992
Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        The Agreement states the terms and conditions upon which, effective as of the date of acceptance by you, we may obtain loans and other financial accommodations from you for our general corporate and business purposes upon the security referred to herein. We shall be, if two or more in number, jointly and severally bound hereunder.

Section 1.  DEFINITIONS.

        1.1 All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code ("UCC") shall have the meanings given therein, unless otherwise defined in this Agreement and all references to the plural herein shall also mean the singular.

        1.2 "ACCOUNTS" shall mean all of our present and future accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the UCC, including, without limitation, all obligations for the payment of money arising out of our sale, lease or other disposition of goods or other property or rendition of services.

        1.3 "ACCOUNT DEBTOR" shall mean each debtor or obligor in any way obligated on or in connection with any Account.

        1.4 "COLLATERAL" shall have the meaning set forth in Section 4.1 hereof.

        1.5 "ELIGIBLE ACCOUNTS" shall have the meaning set forth in the Covenant Supplement hereto.

        1.6  "EVENTS OF DEFAULT" shall have the meaning set forth in Section
8.1 hereof.

        1.7 "MAXIMUM CREDIT" shall mean the amount of $20,000,000 minus any payments of principal received and applied to the Term Loan (as defined in the Covenant Supplement hereto).

        1.8 "NET AMOUNT OF ELIGIBLE ACCOUNTS" shall mean the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

        1.9 "OBLIGATIONS" shall mean any and all loans, indebtedness, liabilities and obligations of any kind owing by us to you, however evidenced, whether as principal, guarantor or otherwise, whether arising under this Agreement, any supplement hereto, or otherwise, whether now existing or hereafter arising, whether director or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others (including, without limitation, your participations or interests in our obligations to others) and including, without limitation, your charges, commissions, interest, expenses, costs and attorneys' fees chargeable to us in connection with all of the foregoing.

        1.10 "RECORDS" shall have the meaning set forth in Section 4.1(f) hereof.

        1.11 "RENEWAL DATE" shall have the meaning set forth in Section 9.1 hereof.

Section 2.  LOANS.

        2.1 You shall, in your discretion, make loans to us from time to time, at our request, of up to the following percentages of the Net Amount of Eligible Accounts (or such greater or lesser percentage as you shall in your sole discretion determine from time to time): (a) eighty (80%) percent of the Net Amount of Eligible Accounts arising from sales other than system or network sales and (b) sixty-five (65%) percent of the Net Amount of Eligible Accounts arising from system or network sales.

        2.2 All loans shall be charged to a loan account in our name on your books. You shall render to us each month a statement of our loan account which shall be considered correct and deemed accepted by, and conclusively binding upon, us as an account stated, except to the extent that you receive a written notice of any specific exceptions by us thereto within thirty (30) days after the date of such statement, absent manifest error.

        2.3 Except in your sole discretion, the outstanding aggregate principal amount of all loans by you to us hereunder, under any supplement hereto or evidenced by any promissory note, shall not exceed the Maximum Credit at any time. Without limiting your right to demand payment of the Obligations, or any portion thereof, in accordance with any other terms of this Agreement, or any supplement hereto, in the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in Section 2.1 hereof, we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable, upon your demand.

        2.4 At your option, all principal, interest, fees, commissions, costs, expenses or other charges with respect to this Agreement or any supplement hereto (all of which shall be cumulative and not exclusive) and any and all loans and advances by you to us may be charged directly to our account maintained by you.

        2.5 All loans shall be payable at your office specified above or at such other place as you may hereafter designate from time to time and, at your option and upon your request, we shall execute and deliver to you one or more promissory notes in form and substance satisfactory to you to further evidence such loans.

Section 3.  INTEREST AND FEES.

        3.1 Interest shall be payable by us to you on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to two and one-half percent
(2 1/2%) per annum in excess of the prime commercial interest rate (presently 6% per annum) from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate based on the prime loan rate in effect on the last day of the month in which any such change occurs. The rate of interest in effect hereunder on the date hereof, expressed in terms of simple interest, is eight and one-half percent (8 1/2%) per annum. In the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in
Section 2.1 hereof or any other formula or sublimit set forth in any supplement hereto, interest on the entire amount of such excess(es) shall be payable at the rate set forth in Section 3.2 hereof (whether or not such excess(es) arise or are made with or without your knowledge or consent).

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     3.2  On and after the date of any event of default or termination or non-renewal hereof, interest on all outstanding unpaid Obligations shall accrue at a rate equal to two percent (2%) per annum in excess of the pre-default rate set forth above from the date of such Event of Default or termination or non-renewal, and all interest accruing hereunder shall thereafter be payable on demand.

     3.3 Interest shall be calculated on the basis of a 360-day year and shall be included in each monthly statement of our loan account. You shall have the right, at your option, to charge all interest to our loan account on the first day of each month, and such interest shall be deemed to be paid by the first amounts subsequently credited thereto.

     3.4 In no event shall charges constituting interest, payable by us under this Agreement, exceed the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

     3.5 If the average outstanding daily principal balance of all loans by you to us under this Agreement or any supplement hereto in any calendar month shall be less than the Maximum Credit, we shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one-half of one percent (1/2%) per annum upon the amount by which the Maximum Credit exceeds the average outstanding daily principal balance of all such loans in respect of such month.

     3.6 We shall pay to you a facility fee in an amount equal to $300,000, less any amounts previously paid by us to you as a commitment to provide this credit facility, payable simultaneously with the execution hereof, which fee is fully earned as of the date hereof.

Section 4.  SECURITY INTEREST.

     4.1 As security for the prompt performance, observance and payment in full of all Obligations, we hereby grant as collateral to you a continuing security interest in, a lien upon and a right of setoff against, and we hereby assign, transfer, pledge and set over to you the following (which together with any of our other personal property in which you may at any time have a security interest or lien, whether pursuant to this Agreement or any supplement hereto, or otherwise, are herein collectively referred to as the "Collateral"): All present and future (a) Accounts; (b) moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, you from or for us, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of our deposits (general or special), balances, sums and credits with you at any time existing; (c) all of our right, title and interest, and all of our rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance; (d) all of our right, title and interest in, to and in respect of all goods and relating to, or which by sale have resulted in, Accounts including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Accounts or other collateral, including without limitation, all returned, reclaimed or repossessed goods; (e) all deposit accounts; (f) all books, records, ledger cards, computer programs, and other property and general intangibles evidencing or relating to the Accounts and any other Collateral or any Account Debtor, together with the file cabinets or containers in which the foregoing are stored ("Records"); (g) all other general intangibles of every kind and description, including without limitation, trade names and trademarks, and the goodwill of the business symbolized thereby, patents, copyrights, licenses and Federal, State and local tax refund claims of all kinds and (h) all proceeds of the foregoing in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

     4.2 We shall keep and maintain, at our cost and expense, satisfactory and complete books and records of all Accounts, all payments received or credits granted thereof, and all other dealings therewith. At such times as you may request, we shall deliver to you all original documents evidencing the sale and delivery of goods or the performance of services which created any Accounts, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and shipping receipts, together with schedules describing the Accounts and/or written confirmatory assignments to you of each Account, in form and substance satisfactory to you and duly executed by us, together with such other information as you may request. In no event shall the making or the failure to make or the content of any schedule or assignment or our failure to comply with the provisions hereof be deemed or construed as a waiver, limitation or modification of your security interest in, lien upon and assignment of the Collateral or our representations, warranties or covenants under this Agreement or any supplement hereto.

Section 5.  COLLECTION AND ADMINISTRATION.

     5.1 Until our authority to do so is curtailed or terminated at any time by you, we shall, at our expense and on your behalf, collect, as your property and in trust for you, all remittances and all amounts unpaid on Accounts, and we shall not commingle such collections with our own funds. We shall on the day received remit all such collections to you in the form received duly endorsed by us for deposit with you, unless you shall direct us otherwise. All amounts collected on Accounts when received by you shall be credited to our loan account, after adding five (5) business days for collection, clearance and transfer of remittances, except for federal funds, as to which two (2) business days shall be added, conditional upon final payment to you.

     5.2 You or your representatives shall, during normal business hours and after reasonable notice prior to the occurrence of an Event of Default and at any time and from time to time after the occurrence of an Event of Default, have free access to and right of inspection of the Collateral and have full access to and the right to examine and make copies of our Records, to confirm and verify all Accounts, to perform general audits and to do whatever else you deem necessary to protect your interests. You may at any time remove from our premises or require us or any accountants and auditors employed by us to deliver any Records and you may, without cost or expense to you, use such of our personnel, supplies, computer equipment and space at our places of business as may be reasonably necessary for the handling of collections.

     5.3 We shall immediately upon obtaining knowledge thereof report to you all reclaimed, repossessed or returned goods, Account Debtor claims and any other matter affecting the value, enforceability or collectibility of Accounts. At your request, any goods reclaimed or repossessed by or returned to us will be set aside, marked with your name and held by us for your account and subject to your security interest. All claims and disputes relating to Accounts are to be promptly adjusted within a reasonable time, at our own cost and expense. You may, at your option, settle, adjust or compromise claims and disputes relating to Accounts which are not adjusted by us within a reasonable time.

     5.4 We shall, in the manner requested by you from time to time, direct that all proceeds of Accounts, letters of credit, bankers' acceptances and other proceeds of Collateral shall be payable to a lock box or post office box designated by you and under your control and/or deposited into a blocked account under your control and/or deposited into an account maintained in your name and under your control and in connection therewith shall execute such lock box, blocked account or other agreement as you in your sole discretion shall specify.

Section 6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

     We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans hereunder by you or under any supplement hereto:

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        6.1     We are and shall be, with respect to all Collateral and all our inventory now existing or hereafter acquired, the owner of such Collateral and inventory free from any lien, security interest, claim or encumbrance of any kind, except in your favor and as otherwise consented to in writing by you, and we shall defend the same against the claims of all persons.

        6.2 We will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or substantially all of our property or assets or consolidate or merge with or into any other entity or permit any other entity to consolidate or merge with or into us. We will at all times preserve, renew and keep in full force and effect our existence as a corporation and the rights and franchises with respect thereto and continue to engage in business of the same type as we are engaged as of the date hereof. We shall give you thirty (30) days prior written notice of any proposed change in our corporate name which notice shall set forth the new name.

        6.3 Our Records and chief executive office are maintained at the address referred to below. We shall not change such location without your prior written consent and prior to making any such changes, we agree to execute any additional financing statements or other documents or notices which you may require, which consent shall not be unreasonably withheld.

        6.4 We shall maintain our shipping forms, invoices and other related documents in a form satisfactory to you and shall maintain our books, records and accounts in accordance with generally accepted accounting principles consistently applied. We agree to furnish you monthly with accounts receivable agings, inventory reports (if requested by you), and interim financial statements (including balance sheet, statement of income and surplus account, and cash flow statements), and to furnish you, at any time or from time to time with such other information regarding our business affairs and financial condition as you may reasonably request, including, without limitation, balance sheets, statements of profit and loss, financial statements, cash flow and other projections, earnings forecasts, schedules, agings and reports. We hereby irrevocably authorize and direct all accountants or auditors to deliver to you, at our expense, copies of our financial statements, paper related thereto, and other accounting records of any nature in their possession and to disclose to you any information they may have regarding our business affairs and financial conditions. We shall furnish you with audited financial statements on an annual basis certified by independent public accountants selected by us and acceptable to you. All such statements and information shall fairly present our financial condition as of the dates and the results of our operations for the periods, for which the same are furnished. Any document, schedules, invoices or other papers delivered to you may be destroyed or otherwise disposed of by you one (1) year after the date the same are delivered to you, unless we make written request therefor and pay all expenses attendant to their return, in which event you shall return same when your actual or anticipated need therefor has ceased.

        6.5 Each Eligible Account represents a valid and legally enforceable indebtedness based upon an actual and bona fide sale and delivery of goods or rendition of services in the ordinary course of our business which we have no reason to believe has not been finally accepted by the Account Debtor and for which the Account Debtor is unconditionally liable to make payment of the amount stated in such invoice, document or instrument evidencing the Eligible Account is in accordance with the terms thereof, without offset, defense or counterclaim and which we have no reason to believe will not be paid in full at maturity.

     6.6 All statements made and all unpaid balances appearing in the invoices, documents and instruments evidencing each Eligible Account are true and correct and are in all respects what they purport to be to the best of our knowledge and all signatures and endorsements that appear thereon are genuine and to the best of our knowledge all signatories and endorsers have full capacity to contract and to the best of our knowledge each Account Debtor is solvent and financially able to pay in full the Eligible Account when it matures. None of the transactions underlying or giving rise to any account shall violate any state or federal laws or regulations, and all documents relating to the Accounts shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms and all recording, filing and other requirements of giving public notice under any applicable law have been duly complied with to the best of our knowledge.

        6.7 We shall be liable for any tax or penalty imposed upon any transaction under this Agreement or any supplement hereto or giving rise to the Accounts or any other Collateral or which you may be required to withhold or pay for any reason and we agree to indemnify and hold you harmless with respect thereto, and to repay to you on demand the amount thereof, and until paid by us such amount shall be added to and deemed part of your loans to us.

        6.8 Except as otherwise disclosed to you in writing, there is no present investigation by any governmental agency pending, to our knowledge, or threatened against us and there is no action, suit, proceeding or claim pending or threatened against us or our assets or goodwill, or affecting any transactions contemplated by this Agreement, or any supplement hereto, or any agreements, instruments or documents delivered in connection herewith or therewith before any court, arbitrator, or governmental or administrative body or agency which if adversely determined with respect to us would result in any material adverse change in our business, properties, assets, goodwill or condition, financial or otherwise.

        6.9 The execution, delivery and performance of this Agreement, any supplement hereto, or any agreements, instruments and documents executed and delivered in connection herewith, are within our corporate powers, have been duly authorized, are not in contravention of law or the terms of our Charter, By-Laws or other incorporation papers, or of any indenture, agreement or undertaking to which we are a party or by which we are bound.

        6.10 We shall, at our expense, duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, mortgages, deeds of trust, deeds to secure debt, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by you of all your rights and remedies hereunder, under any supplement hereto or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in your opinion to evidence, perfect, maintain and enforce your security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions of this Agreement or any supplement hereto. Where permitted by law, we hereby authorize you to execute and file one or more Uniform Commercial Code financing statements signed only by you; provided, that, you agree to send us copies of any such Uniform Commercial Code financing statements executed and filed by you pursuant to this Section 6.10.

Section 7. SPECIFIC POWERS

        7.1 We hereby constitute you and your agent and any designee, as our attorney-in-fact, at our own cost and expense, to exercise at any time all or any of the following powers which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: (a) to receive, take, endorse, assign, deliver, accept and deposit, in your or our name, any and all checks, notes, drafts, remittances and other instruments and documents relating to the Collateral; (b) on or after the occurrence of an Event of Default, to receive, open and dispose of all mail addressed to us and to notify postal authorities to change the address for delivery thereof to such address as you may designate; (c) on or after the occurrence of an Event of Default, to transmit to Account Debtors notice of your interest in the Accounts; (d) to request from such Account Debtors at any time, in our name or that of your designee, information concerning the Accounts and the amounts owing thereon; (e) on or after the occurrence of an Event of Default, to notify Account Debtors to make payment directly to you; (f) on or after the occurrence of an Event of Default, to take or bring, in your or our name, all steps, actions, suits or proceedings deemed by you necessary or desirable to effect collection of the Collateral; and (g) to execute in our name and on our behalf any UCC financing statements or amendments thereto; provided, that, you agree to send us copies of any such UCC financing statements executed and filed by you pursuant to this
Section 7.1(g). We hereby release you and your officers, employees and designees, from any liability arising from any act or acts under this Agreement or in furtherance thereof, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for your gross negligence or wilful misconduct as determined pursuant to a final nonappealable order of a court of competent jurisdiction.

Section 8. EVENTS OF DEFAULT AND REMEDIES.

        8.1 All Obligations shall be, at your option, immediately due and payable without notice or demand (notwithstanding any deferred or installment payments allowed, if any, by any instrument evidencing or relating to the Obligations) and any provision of this Agreement or any
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supplement hereto, as to future loans and advances by you shall, at your option, terminate forthwith, upon the termination or non-renewal of this Agreement or upon the occurrence of any Event of Default as defined in the Covenant Supplement hereto.

        8.2 Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under this Agreement, any supplement hereto or otherwise) without further notice to us, to appropriate set off and apply to the payment of any or all of the Obligations, any or all Collateral, in such manner as you shall in your sole discretion determine, to enforce payment of any Collateral, to settle, compromise or release in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustments with respect thereto, to issue credits in your or our name, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at your sole option and discretion, and you may bid or become purchaser at any such sale, if public, free from any right of redemption which is hereby expressly waived.

        8.3 In the event you seek to take possession of all or any portion of the Collateral by judicial process, we irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required, (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral, and (c) any requirement that you retain possession and not dispose of any Collateral until after trial or final judgment.

        8.4 We agree that the giving of five (5) business days notice by you, sent by ordinary mail, postage prepaid, to our address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and we waive any other notice with respect thereto.

        8.5 The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by you to the payment of the Obligations in such order as you may elect, and we shall remain liable to you for any deficiency. Without limiting the generality of the foregoing, if you enter into any credit transaction, directly or indirectly, in connection with the disposition of any Collateral, you shall have the option, at any time, in your sole discretion, to reduce the Obligations by the principal amount of such credit transaction or to defer the reduction thereof until actual receipt by you of cash or other immediately available funds in connection therewith.

        8.6 The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies you may have under the UCC or other applicable law. You shall have the right, in your sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and to determine which Collateral is to be proceeded against and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

        8.7 No act, failure or delay by you shall constitute a waiver of any of your rights and remedies. No single or partial waiver by you of any provision of this Agreement or any supplement hereto, or breach or default thereunder, or of any right or remedy which you may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

        8.8 We waive presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). You may, at all times, proceed directly against us to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect your or our rights in the Collateral.

Section 9. EFFECTIVE DATE; TERMINATION; COSTS.

        9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending three (3) years from the date hereof (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such Obligations have been fully discharged.

        9.2 If you terminate this Agreement upon the occurrence of an Event of Default or at our request, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such termination, an early termination fee in an amount equal to (a) three (3%) percent of the Maximum Credit if such termination occurs on or prior to the first anniversary of this Agreement; (b) two (2%) percent of the Maximum Credit if such termination occurs after the first anniversary of this Agreement but on or prior to the second anniversary of this Agreement; or (c) one (1%) percent of the Maximum Credit if you have exercised your option as provided in paragraph 9.1 above and such termination occurs after the second anniversary of this Agreement but prior to the third anniversary of this Agreement. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this paragraph
9.2 shall be deemed included in the Obligations.

        9.3 This Agreement, any supplement hereto, and any agreements, instruments or documents delivered or to be delivered in connection herewith represent our entire agreement and understanding concerning the subject matter hereof and thereof, and supersede all other prior and contemporaneous agreements, understandings, negotiations and discussions, representations, warranties, commitments, offers, contracts, whether oral or written.

        9.4 No provision hereof shall be modified or amended orally or by course of conduct but only by a written instrument expressly referring hereto signed by both parties.

        9.5 Upon your request we shall pay to you, or reimburse you for, all out of pocket sums, costs and expenses which you may pay or incur in connection with or related to the negotiation, preparation, consummation, administration and enforcement of this Agreement, any supplement hereto, and



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
all other agreements, instruments and documents in connection herewith and therewith, and the transactions contemplated hereunder and thereunder, together with any amendments, supplements, consent or modifications which may be hereafter made or entered into in respect hereof or thereof, and all efforts made to defend, protect or enforce the security interest granted herein or therein or in enforcing payment of the Obligations, including without limitation, appraisal fees, filing fees and taxes, title insurance premiums, recording taxes, expenses for searches, expenses heretofore incurred by you and from time to time hereafter during the course of periodic field examinations of the collateral and our operations, wire transfer fees, check dishonor fees, the reasonable fees and disbursements of counsel to you, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses and all court costs and collection charges, all of which shall be part of the Obligations and shall accrue interest after demand thereof at a rate equal to the highest rate then payable on any of the Obligations.

Section 10. NOTICES.

        10.1 All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been duly given or made: if by hand, telex, telegram or facsimile, immediately upon receipt (if received during normal business hours), if by Federal Express, Express Mail or any other overnight delivery service, one (1) business day after dispatch; and if mailed by certified mail, return receipt requested, five (5) business days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein.

Section 11. WAIVER OF JURY TRIAL; JURISDICTION; CHOICE OF LAW.

        11.1 We and you each hereby waive all rights to a trial by jury in any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction. We hereby waive rights of setoff and rights to interpose counterclaims (except compulsory counterclaims) in the event of any litigation with respect to any matter connected with this Agreement, any supplement hereto, the Obligations, the Collateral or any other transaction between the parties and we hereby irrevocably consent and submit tot the non-exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any action or proceeding of any kind arising out of or relating to this Agreement, any supplement hereto, the Obligations, the Collateral or any such other transaction.

        11.2 In any such litigation we waive personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail directed to us at our address set forth below. Within thirty (30) days after such mailing, we shall appear in answer to such summons, complaint or other process, failing which we shall be deemed in default and judgment may be entered by you against us for the amount of the claim and other relief requested therein.

        11.3 This Agreement and all transactions thereunder shall be deemed to be consummated in the State of New York and shall be governed by and interpreted in accordance with the laws of that State. If any part or provision of this Agreement is invalid or in contravention of any applicable law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

                                        Very truly yours,

                                        E.F. JOHNSON COMPANY

                                        By: /s/ WILLIAM WEKSEL
                                           --------------------------------
                                        Title:  CHAIRMAN

                                        Address:
                                        11095 VIKING STREET
                                        MINNEAPOLIS, MINNESOTA 55344

Accepted at New York, New York
on July 31, 1992

CONGRESS FINANCIAL CORPORATION

By: /s/ STEVEN STONE
   ---------------------------
Title:  VP

[A CoreStates Company LOGO]

                           TRADE FINANCING AGREEMENT
                   SUPPLEMENT TO ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]



Congress Financial Corporation (          )
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        This Trade Financing Agreement ("Supplement") is a supplement to the Accounts Financing Agreement [Security Agreement] between us dated July 31, 1992 (the "Agreement"). This Supplement is (a) hereby incorporated into the Agreement, (b) made a part thereof and (c) subject to the other terms, conditions, covenants and warranties thereof. All terms, including capitalized terms, used herein shall have the meanings ascribed to them respectively in the Agreement, unless otherwise defined in this Supplement.

        This Supplement will confirm the terms and conditions upon which you may, from time to time in your sole discretion, assist us in establishing or opening foreign or domestic letters of credit and extend other financial accommodations for our account. Accordingly, each of us hereby agrees as follows:

SECTION 1. CREDIT ACCOMMODATIONS

        1.1. You may, in your sole discretion, from time to time, for our account, at our request, provide one or more of the following financial accommodations to us or our designee(s): (a) issue, open, or cause the issuance or opening of letters of credit or purchase or other guaranties for the purchase of goods and services in the ordinary course of our or any such designee's business or for any other purpose approved by you ("Import Credits"), (b) assist us in establishing or opening letters of credit for such purposes by indemnifying the issuer thereof or guaranteeing our payment or performance to such issuer in connection therewith, (c) make payments for our or such designee's account in connection with such purchases. All such letters of credit or purchase or other guaranties and other financial accommodations are referred to herein individually as a "Credit" and collectively as "Credits".

        1.2. The opening or issuance of any Credit shall at all times and in all respects be in your sole discretion. The amount and extent of any Credit and the terms, conditions and provisions thereof shall in all respects be determined solely by you and shall be subject to change, modification and revision by you, in your sole discretion, at any time and from time to time. The maturity of each Credit shall not exceed one hundred and eighty (180) days after opening or issuance, except in your sole discretion.

        1.3. Our loan availability under the Agreement and any other Supplements thereto shall be reduced (i) in the case of Import Credits, 50% of the amount of all of such outstanding import credits, or (ii) in the case of all other credits, 100% of the amount of all outstanding credits, or (iii) such lesser amounts as you may elect in your ? [**]

        1.4. All outstanding Credits shall be secured by all collateral in which you are now or hereafter granted a security interest by us or any guarantor of our Obligations. All outstanding Credits shall be deemed loans for purposes of determining whether the Maximum Credit has been exceeded.

        1.5. Except in your sole discretion, the amount of all Credits and all other commitments and obligations made or incurred by you for our account in connection therewith shall not exceed $4,000,000 in the aggregate at any time outstanding.

        1.6. All indebtedness, liabilities, expenses and obligations of any kind paid, arising or incurred by you in connection with this Supplement, any Credit or any documents, drafts and acceptances thereunder, whether present or future, whether arising or incurred before or after termination or nonrenewal of this Agreement shall be incurred solely as an accommodation to us and for our account and constitute part of the Obligations, including without limitation: (a) all amounts due or which may become due under any Credit or any drafts or acceptances thereunder; (b) all amounts charged or chargeable to you or us by any bank or other issuer of any Credit or any correspondent which opens, issues or is otherwise involved with any Credit, including without limitation, all fees, expenses and commissions; (c) your fees, expenses and commissions; (d) duties, freight, taxes, costs, insurance and all such other charges and expenses which may pertain directly or indirectly to any Obligations or to the Credits or goods or documents relating thereto; and
(e) all other indebtedness and obligations owed by us to you pursuant to, in connection with or arising from this Supplement, the Credits or any drafts or acceptances relating thereto.

        1.7. All such Obligations shall accrue interest at the rate provided for in the Agreement, commencing on the date any payment is made, or non-contingent obligation incurred, by you and all such Obligations shall, together with interest thereon and other sums owed by us to you hereunder, be payable and evidenced as provided in the Agreement.

        1.8. In addition to all other fees, charges and expenses payable under the Agreement, this Supplement, and to any bank or other issuer or correspondent in connection with any Credit, we agree to pay to you the following commissions for your services hereunder, which shall be due and payable on the opening or issuance of each Credit or, if the original term is extended, on the extension thereof; a charge of 50/100 of one percent (50%) of the face amount of any Credit (other than drafts or acceptances) for up to the initial sixty (60) days of the term thereof and an additional charge of 25/100 of one percent (25%) of such face amount for each additional thirty (30) days, or any portion thereof, of the original term or any extension thereof ? . We also agree to pay to you, your and any bank's, other issuer's or correspondent's customary charges for amendments, extensions and administration relating to any Credit, which charges shall be due and payable on the first day of the month following the date of incurrence and, at your option may be charged to any of our account(s) maintained by you.

        1.9. Nothing contained herein shall be deemed or construed to grant us any right, power or authority to pledge your credit in any manner. You shall have no liability of any kind with respect to any Credit opened or issued by a bank or other issuer or any draft or acceptance with respect thereto unless and until you shall have first duly executed and delivered your guarantee or indemnification in writing with respect thereto, as provided herein.

SECTION 2. ADDITIONAL SECURITY INTEREST

        2.1. As additional security for the prompt performance, observance and payment in full of all Obligations, we hereby grant to you a continuing security interest in, a lien upon, and a right to set off against, and we hereby assign, transfer, pledge and set over to you all of the following property acquired by us in connection with any Credit or otherwise owned, by us, whether now owned or hereafter acquired (which, is and shall be deemed a part of the Collateral as defined and used in the Agreement): (a) all raw materials, work-in-process, finished goods and all other inventory and goods of whatsoever kind or nature, wherever located, including inventory or goods in transit ("Inventory"), including without limitation, all wrapping, packaging, advertising and shipping materials, and all other goods consumed in our business, all labels and other devices, names or marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof and all of our right, title and interest therein and thereto; (b) documents of payment, transport and title or the equivalent thereof, including with-out limitation, original contracts, orders, invoices, checks, drafts, notes, letters of credit, documents, warehouse receipts, bills of lading, shipping receipts, dock receipts, delivery tickets and documents made available to us for the purpose of ultimate sale or exchange of Inventory or for the purpose of loading, unloading, storing, shipping, transhipping, manufacturing, processing or otherwise dealing with Inventory in a manner preliminary to their sale or exchange; (c) all books, records, other property and general intangibles relating to the foregoing; and (d) all products and proceeds of the foregoing in any form, including without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

        2.2. We hereby recognize and admit that until all of the Obligations have been fully and indefeasibly paid and discharged, you may be deemed to have absolute ownership in and unqualified right to the possession and disposal of the following: (a) all property shipped under or pursuant to or in connection with any Credit or in any way related thereto and, including, but not limited to, the documents, drafts or acceptances drawn thereunder, whether or not released to us, (b) in and to all shipping documents, warehouse receipts, policies, or certificates of insurance and other documents accompanying or relative to documents, drafts or acceptances drawn under or relating to any Credit, and (c) all proceeds of each of the foregoing.

        2.3. You may, on or after occurrence of any Event of Default, exercise any or all of your rights of ownership, including the rights of possession and sale or other disposition, with or without notice to us, without liability to you and entirely at our expense and without relieving us from any Obligations.

SECTION 3.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

        We hereby represent, warrant and covenant to you the following (which shall survive the execution and delivery of this Supplement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by you under the Agreement or any supplement thereto and the extension by you of each Credit and other financial accommodations pursuant hereto:

        3.1. All sales of any Inventory shall be made by us only in the ordinary course of business and the Accounts arising from such sales and proceeds thereof shall be and are hereby transferred and assigned to you and we confirm that your lien and security interest extends and attaches to those Accounts and proceeds.

        3.2. Except as you may otherwise specifically consent in writing prior to the opening or issuance of any Credit, all Credits shall be opened or issued to cover the actual purchase and delivery of Inventory solely for our account.

        3.3. All shipments made under any Credit are in accordance with the governmental laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations.

        3.4. We assume all risk, liability and responsibility for, and agree to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. Any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where the Collateral is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely our risk, liability and responsibility.

        3.5. All documents, instruments, notices and statements relating to any Credit and/or the Collateral, if any, shall at your request, be promptly delivered to you.

        3.6. We shall procure promptly, or cause to be procured, any necessary licenses for the shipping of goods and comply or cause any drawer under, or beneficiary of, any Credit (or any transferee or assignee thereof), to comply with all foreign and domestic governmental laws and regulations in regard to the shipping of the Inventory, the financing thereof or payment therefor, including governmental laws and regulations pertaining to transactions involving designated foreign countries or their nationals and to furnish such certificates in that respect as you or any bank or other issuer or correspondent may at any time require.

        3.7. The only locations of any Collateral are those addresses listed on Schedule A annexed hereto and made a part hereof. Schedule A sets forth the owner and/or operator of the premises at such addresses, for all locations which we do not own and operate and all mortgages, if any, with respect to the premises. We shall not remove any Collateral from such locations, without your prior written consent, except for sales of Inventory in the ordinary course of our business.

        3.8. We shall at all times maintain, with financially sound and reputable insurers, casualty and hazard insurance with respect to the Collateral for not less than its full market value and against all risks to which it may be exposed. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to you and shall provide for ten (10) days' minimum prior cancellation notice in writing to you. You may act as attorney for us in obtaining, adjusting, settling, amending and cancelling such insurance. We shall promptly (a) obtain endorsements to all existing and future insurance policies with respect to the Collateral specifying that the proceeds of such insurance shall be payable to you as your interests may appear and further specifying that you shall be paid regardless of any act, omission or breach of warranty by us, (b) deliver to you an original executed copy of, or executed certificate of the insurance carrier with respect to, such endorsement and, at your request, the original or a certified duplicate copy of the underlying insurance policy and (c) deliver to you such other evidence which is satisfactory to you of compliance with the provisions hereof.

        3.9. We shall promptly notify you in writing of the details of any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in our business, assets, goodwill or condition, financial or otherwise.

        3.10. At your option, you may apply any insurance monies received at any time to the cost of repairs to or replacement for the Inventory and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as you, in your sole discretion, may determine.

        3.11. Upon your request, at any time and from time to time, we shall, at our sole cost and expense, execute and deliver to you written reports or appraisals as to the Inventory listing all locations, items and categories thereof, describing the condition of same and setting forth the lower of cost or fair market value thereof, in such form as is satisfactory to you.

        3.12. We shall (a) use, store and maintain the Inventory with all reasonable care and caution and (b) use the Inventory for lawful purposes only and in conformity with applicable laws, ordinances, regulations and insurance policies.

        3.13. We assume all responsibility and liability arising from or relating to the use, sale or other disposition of the Inventory and other Collateral.

SECTION 4.  INDEMNIFICATION AND RELEASE.

        4.1. We shall and do hereby indemnify you and hold you harmless from and against, and agree to pay you on demand the amount of, any and all losses, costs, claims, demands, causes of action, liabilities or expenses (collectively, "Liabilities") which you may suffer or incur arising from or in connection with any transactions or occurrences relating to any Credit, the Collateral and any documents, drafts or acceptances thereunder or relating thereto, including, but not limited to, Liabilities due to any action taken by any bank or other issuer or correspondent with respect to any Credit. We further agree to and do hereby release and hold you harmless for any acts, waivers, errors, delays or omissions, whether caused by you, by any bank or other issuer or correspondent or otherwise with respect to or relating to any Credit. Our unconditional obligation to you hereunder shall not be modified or diminished for any reason or in any manner whatsoever. Any fees, commissions or other charges made to you with respect to any Credit or other Obligations by any bank or other issuer or correspondent thereof shall be conclusive and may be charged by you to any of our account(s) maintained by you.

        4.2. The drawer under or beneficiary of any Credit (or any assignee or transferee thereof) shall be deemed our agent and we assume all risk, loss, liabilities, charges and expenses with respect to their acts or omissions.

        4.3. If any Credit provides that payment is to be made by any bank, other issuer or correspondent, you shall not be responsible for the failure of any of the documents specified in any Credit to come into your possession or for any delay in connection therewith, and our obligation to make reimbursement shall not be affected by such failure or delay in the receipt by you of any such documents.

        4.4. We agree that any action taken by you, or any action taken by any bank or other issuer or correspondent under or in connection with any Credit, the Collateral and any documents, drafts, or acceptances thereunder, shall, notwithstanding any judgment or instructions we may or may not express to the contrary or inconsistent therewith, be conclusive and binding on us and shall not create any resulting liability to you, except for your own willful misconduct or gross negligence. In furtherance thereof, you shall have the full and sole right and authority to: (a) clear and resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral; all in your sole name, and any bank or other issuer or correspondent shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from you, all without any notice to or any consent from us.

        4.5. Without your express consent and endorsement in writing, we agree not to: (a) approve or resolve any questions of non-compliance of documents; (b) give any instructions as to acceptance or rejection of any documents or goods; (c) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; (d) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or (e) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Credits, or documents, drafts or acceptances thereunder.

        4.6. Any rights, remedies, duties or obligations granted or undertaken by us to any bank or other issuer or correspondent in any application for any Credit, or any outstanding agreement relating to the opening or issuance of any Credit or acceptances or otherwise, shall be deemed to have been granted to you and apply in all respects to you and shall be in addition to any rights, remedies, duties or obligations contained herein.

        4.7. Any duties or obligations undertaken by you to any bank or other issuer or correspondent in any application for or in connection with any Credit, including any outstanding agreement relating to the opening or issuance of any Credit or otherwise, shall be deemed to have been undertaken by us and apply in all respects to us and shall be in addition to the duties or obligations contained herein.

SECTION 5. ADDITIONAL REMEDIES.

        Upon the occurrence of any Event of Default and at any time thereafter, you shall have the right (in addition to any other rights you may have under the Agreement, this Supplement or otherwise), without notice to us, at any time and from time to time, in your discretion, with or without judicial process or the aid or assistance of others and without cost to you:

        5.1. To enter upon any premises on or in which any of the Inventory may be located and, without resistance or interference by us, take possession of the Inventory;

        5.2. To complete processing, manufacturing, repair and shipment to customers of all or any portion of the Inventory;

        5.3. To sell, foreclose or otherwise dispose of any part or all of the Inventory on or in any of our premises or premises of any other party;

        5.4. To require us, at our expense, to assemble and make available to you any part or all of the Inventory at any place and time designated by you;

        5.5. To remove any or all of the Inventory from any premises on or in which the same may be located, for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose (and if any of the Inventory consists of motor vehicles, you may use our registrations and license plates).


        IN WITNESS WHEREOF, we have caused these presents to be duly executed this 18th day of March, 1993.

                                        E.F. Johnson

                                        By: /s/ SCOTT R. BOCKLUND
                                           --------------------------------
                                        Title:  VICE PRESIDENT, FINANCE


                                   SCHEDULE A
                            LOCATIONS OF COLLATERAL

                             COVENANT SUPPLEMENT TO
                          ACCOUNTS FINANCING AGREEMENT
                              [SECURITY AGREEMENT]

                                            July 31, 1992

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        This Covenant Supplement ("Supplement") is a supplement to the Accounts Financing Agreement (Security Agreement] between E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware Corporation, together with its successors and assigns, "Borrower") and Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress"), dated of even date herewith (the "Accounts Agreement", and together with this Supplement, any and all other supplements thereto, and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, individually and collectively, the "Financing Agreements"). This Supplement is (a) hereby incorporated into the Accounts Agreement, (b) made a part thereof and (c) subject to the terms, conditions, covenants and warranties thereof. All terms (including capitalized terms) used herein shall have the meanings ascribed to them respectively in the Accounts Agreement, unless otherwise defined in this Supplement.

Section 1. ADDITIONAL DEFINITIONS

        As used herein:

        1.1 "Affiliate" shall mean, with respect to a specified Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds five (5%) percent or more of any class of voting securities of such Person or other equity interests in such Person or (b) any Person of which such Person beneficially owns or holds five (5%) percent or more of any class of voting securities or in which such Person beneficially owns or holds five (5%) percent or more of the equity interest. For the purposes of this definition, the term "control" (including with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. In no event shall the term "Affiliate" as used herein include Buhl.

        1.2 "AmeriCom" shall mean AmeriCom Corporation, a Georgia corporation and its successors and assigns.

        1.3 "Arkla" shall mean Arkla, Inc., a Delaware corporation and its successors and assigns.

        1.4 "Arkla Blockage Event" shall mean either: (a) the maturity of the Indebtedness of Borrower to Congress by lapse of time, acceleration or otherwise, or (b) the default by Borrower in the payment of the Indebtedness of Borrower to Congress when due or (c) the occurrence of an Event of Default (other than a default by Borrower in the payment of any Indebtedness of Borrower to Congress when due).

        1.5 "Arkla Subordination Agreement" shall mean the Subordination Agreement, dated of even date herewith, by and among Arkla, Congress and Borrower, as the same now exists or may 'hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.6 "Arkla Subordinated Notes" shall mean, individually and collectively, the $10,000,000 Note, the $800,000 Note, the $500,000 Note and the Exchange Notes.

        1.7 "Buhl" shall mean C. Henry Buhl, III and his successors, assigns, heirs, executors and administrators.

        1.8 "Buhl Agreements" shall mean, individually and collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Note Purchase Agreement, dated of even date herewith, between Borrower and Buhl, (b) the ZeroCoupon Note, (c) the Limited Guaranty and Pledge Agreement, dated of even date herewith, between EJF Holding and Buhl and (d) all related agreements, documents and instruments executed by EFJ Holding, Borrower and/or Buhl or any Affiliate or Subsidiary of any of them.

        1.9 "Buhl Intercreditor Agreement" shall mean the Intercreditor Agreement, dated of even date herewith, by and between Buhl and Congress, as acknowledged and agreed to by Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.10 "Capital Expenditures" shall mean all expenditures for, or contracts for expenditures for, any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one (1) year, including, but not limited to, the direct or indirect acquisition of such assets by way of increased product service charges, offset items or otherwise, and shall include capitalized lease payments.

      1.11 "Consolidated Net Worth" shall mean, as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (b) the aggregate Indebtedness of such Person and its Subsidiaries (including tax and other proper accruals); provided, that for purposes of this definition, Indebtedness shall not include Indebtedness permitted under Section 4.6(e) hereof.

      1.12 "Consolidated Working Capital" shall mean, as to any Person, at any time, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, on a consolidated basis, calculating the book value of inventory for this purpose on a first-in-first-out basis, which would, in accordance with GAAP, be classified as current assets and (b) all Indebtedness of such Person and its Subsidiaries, on a consolidated basis, which would in accordance with GAAP, be classified as current liabilities.

      1.13 "EFJ Acquisition" shall mean EFJ Acquisition Corp., a Delaware corporation and its successors and assigns.

      1.14 "EFJ Holding" shall mean EFJ Holding Corp., a Delaware corporation and its successors and assigns.

      1.15 "Eligible Accounts" shall mean Accounts created by Borrower in the ordinary course of its business arising out of the sale of goods or rendition of services, which are and at all times shall continue to be acceptable to Congress in all respects. Standards of eligibility may be fixed and revised from time to time solely by Congress in its exclusive judgment. In determining eligibility, Congress may, but need not, rely on agings, reports and schedules of Accounts furnished to Congress by Borrower, but reliance by Congress thereon from time to time shall not be deemed to limit Congress' right to revise standards of eligibility at any time as to both present and future Accounts. In general, an Account shall not be deemed eligible unless: (a) the Account Debtor on such Account is at all times and continues to be acceptable to Congress, (b) such Account complies in all respects with the representations, covenants and warranties set forth herein and in the other Financing Agreements, (c) no more than ninety (90) days have elapsed since the invoice date of such Account, (d) if it is a Foreign Account, such Foreign Account is secured or payable by a letter of credit or acceptance issued by a bank and on terms acceptable to Congress (the original of which has been delivered to Congress and the issuer of which has been notified of the assignment thereof to Congress) or the Foreign Account is subject to credit insurance payable to Congress issued by an insurer and on terms and in an amount acceptable to Congress, (e) if it is a Government Account, Borrower shall have complied in all respects with the Federal Assignment of Claims Act of 1940, as amended, and any state or local equivalent in a manner satisfactory to Congress with respect to such Account and (f) the Account is not owed by an Account Debtor who has or whose Affiliates have more than fifty (50%) percent of its and their Accounts outstanding and unpaid more than ninety (90) days past the invoice date thereof. Any accounts which Congress determines to be ineligible or unacceptable for availability purposes at any time shall nevertheless be and remain at all times part of the Collateral.

      1.16 "Excess Availability" shall mean the amount, as determined by Congress, calculated at any time, equal to:

            (a) the amount of the loans which Congress would at such time make available to Borrower based on the lending formulas and subject to the sublimits and reserves from time to time established by Congress hereunder and subject to the Maximum Credit, minus

            (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations, including the initial loans under the Accounts Agreement made by Congress to Borrower as of the date hereof, plus
            (ii) the aggregate amount of all trade payables past due as of such time.

      1.17 "Financing Agreements" shall have the meaning set forth in the first paragraph hereof.

      1.18 "Foreign Account" shall mean an Account arising out of the sale of goods to an Account Debtor which: (a) does not maintain its chief executive office in the United States, Puerto Rico or the U.S. Virgin Islands, (b) is not organized under the laws of the United States or any state thereof or Puerto Rico or the U.S. Virgin Islands, or (c) is the government of any foreign country or sovereign state, or of any state, province, municipality or other political subdivision thereof, or of any department, agency, public corporation or other instrumentality thereof.

      1.19"GAAP" shall mean generally accepted accounting principles as in effect on the date hereof consistently applied.

      1.20 "Government Account" shall mean any Account at any time owing by an Account Debtor which is: (a) the United States, (b) any State of the United States or a local municipality or other political subdivision thereof or (c) any body, department, authority, agency, public corporation or instrumentality of any of the foregoing.

      1.21 "Greene Street" shall mean Greene Street Capital Corporation, a Delaware corporation and its successors and assigns.

      1.22 "Greene Street Sale/Leaseback Agreements" shall mean, individually and collectively, the following (as the same new exist or may hereafter be amended, modified, supplemented, extended, renewed or replaced): (a) the Purchase and Sale Agreement For Improved Real Property, dated of even date herewith, by and between Borrower and Greene Street with respect to the Waseca Premises, (b) the Agreement of Lease, dated of even date herewith, by and between Greene Street, as landlord, and Borrower, as tenant, with respect to the Waseca Premises and (c) all related agreements, documents and instruments executed by Greene Street and/or Borrower (as in effect on the date hereof).

      1.23 "Indebtedness" shall mean, as to any Person, all items which, in accordance with GAAP, would be included in determining total liabilities shown on the liability side of its balance sheet as at the date such Indebtedness is to be calculated and, in any event, shall include any liabilities secured by any mortgage, pledge, lien or security interest existing on such person's owned or acquired property.

      1.24 "Merger" shall mean the merger of EFJ Acquisition with and into Borrower with Borrower as the surviving corporation pursuant to the terms of the Merger Agreements.

      1.25 "Merger Agreements" shall mean, collectively, the Agreement of Merger, dated of even herewith, by and between EFJ Acquisition and Borrower, the Plan of Merger, dated of even date herewith, by and between EFJ Acquisition and Borrower, the Articles of Merger of EFJ Acquisition and Borrower, the Certificate of Merger of EFJ Acquisition and Borrower and all related agreements, documents and instruments.

      1.26 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including a business trust), unincorporated association, joint stock corporation, trust, joint venture or other entity or government or any agency or instrumentality or political subdivision thereof.

      1.27 "Preferred Stock" shall mean the eighty thousand (80,000) shares of preferred stock of Borrower, having a par value per share of $100, directly and beneficially owned and held by Arkla on the date hereof and received by Arkla as part of the consideration for the purchase by EFJ Acquisition of the Purchased Stock in accordance with the Purchase-Agreements (as in effect on the date hereof).

      1.28 "Purchase Agreements" shall mean, individually and collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Stock Purchase Agreement and all other agreements of transfer as are referred to therein and all side letters with respect thereto, (b) the Arkla Subordinated Notes and (c) all other related agreements, documents and instruments executed by EFJ Acquisition, Borrower and/or Arkla and any Affiliate or Subsidiary of each of the foregoing.

      1.29 "Purchased Stock" shall mean all of the issued and outstanding shares of common stock of Borrower.

      1.30 "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of March 20, 1992, between Arkla and EFJ Acquisition, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.31 "Subsidiary" or "subsidiary" shall mean any corporation, association or organization, active or inactive, as to which more than fifty (50%) percent of the outstanding voting stock or shares or interests shall now or hereafter be owned or controlled, directly or indirectly by any Person, any Subsidiary of such Person, or any Subsidiary of such Subsidiary.

      1.32 "Term Loan" shall mean the outstanding Obligations owed to Congress by Borrower consisting of the secured term loan made by Congress to Borrower as provided for in Section 3.2 hereof and evidenced by the Term Note.

      1.33 "Term Note" shall mean the Term Promissory Note, dated of even date herewith, made by Borrower payable to Congress in the original principal amount of $4,500,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.34 "Tradestyle" shall have the meaning set forth in Section 4.2 hereof.

      1.35 "Waseca premises" shall mean the real property located at 299 Johnson Avenue, Waseca, Minnesota and 206 Second

Avenue S.W., Waseca, Minnesota conveyed by Borrower to Greene Street on the date hereof and immediately thereafter leased back by Borrower from Greene Street.

      1.36 "Weksel" shall mean William Weksel and his successors, assigns, heirs, executors and administrators.

      1.37 "Zero Coupon Note" shall mean the Zero Coupon Note due July 31, 1997 in the face amount of up to $5,000,000 issued by Borrower payable to Buhl, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.38 "$10,000,000 Note" shall mean the 9.79% Senior Subordinated Note, due July 31, 1997, dated of even date herewith, issued by Borrower payable to the order of Arkla in the original principal amount of $10,000,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.39 "$800,000 Note" shall mean the Promissory Note, dated of even date herewith, issued by Borrower payable to the order of Arkla in the original principal amount of $800,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.40 "$500,000 Note" shall mean the Promissory Note, dated of even date herewith, issued by Borrower payable to the order of Arkla in the original principal amount of $500,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

Section 2. ADDITIONAL CONDITIONS PRECEDENT

      Each of the following is an additional condition precedent to Congress making any loans to Borrower pursuant to the Accounts Agreement, this Agreement and any other supplement thereto and the other Financing Agreements, including the making of the initial and any other and future loans (including the Term
Loan), advances and other financial accommodations contemplated hereunder and thereunder:

      2.1 Congress shall have received, in form and substance satisfactory to Congress and its counsel, evidence that the Purchase Agreements have been duly executed and delivered by and to the appropriate parties therein and the transactions contemplated under the terms of the Purchase Agreements have been consummated prior to or contemporaneously with the execution of this Agreement;

      2.2 Congress shall have received, in form and substance satisfactory to Congress and its counsel, evidence that the certificates of Merger with respect to the Merger have been filed with the Secretary of State of the State of Minnesota and the Secretary of State of State of Delaware and the Merger is valid and effective in accordance with the terms and provisions of the Merger Agreements and the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Minnesota;

      2.3 Congress shall have received, in form-and substance satisfactory to Congress and its counsel: (a) evidence that Borrower has received cash from EFJ Holding or EFJ Acquisition as a cash equity contribution to Borrower of not less than $1,000,000, (b) evidence that Borrower has received cash from Greene Street in the aggregate amount of not less than $2,000,000 pursuant to the Greene Street Sale/Leaseback Agreements and (c) evidence that Borrower has received cash from Buhl in the aggregate amount of not less than $1,000,000 pursuant to the Buhl Agreements;

      2.4 Congress shall have received, in form and substance satisfactory to Congress and its counsel, evidence that the $4,000,000 consisting of (a) $1,000,000 cash received by Borrower from EFJ Holding or EFJ Acquisition (immediately prior to the Merger) as an equity contribution, (b) $2,000,000 cash received by Borrower from Greene Street pursuant to the Greene Street Sale/Leaseback Agreements and (c) $1,000,000 cash received by Borrower from Buhl pursuant to the Buhl Agreements has been applied as partial payment of the cash portion of the purchase price for the Purchased Stock;

      2.5 Congress shall have received, the duly authorized and executed Acknowledgment and Consent to the Assignment of Indemnification Rights and Remedies by Arkla, in form and substance satisfactory to Congress, consenting to the collateral assignment by Borrower to Congress of all of the rights and remedies and claims for damages or other relief under the Purchase Agreements of Borrower (as successor pursuant to the Merger) and granting Congress such other rights as Congress may require;

      2.6 Congress shall have received, in form and substance satisfactory to Congress and its counsel, a limited guarantee of payment of the Obligations duly executed and delivered by Weksel;

      2.7 Congress shall have received, in form and substance satisfactory to Congress and its counsel, an absolute and unconditional guarantee of payment of the Obligations, a general security agreement with respect to all of its assets and related UCC financing statements, each duly authorized, executed and delivered by AmeriCom;

      2.8 Congress shall have received, (a) in form and substance satisfactory to Congress and its counsel, a junior participation agreement between Congress and Weksel, duly executed and delivered by Weksel and
(b) not less than $500,000 in cash from Weksel representing the purchase price paid for the junior participation purchased by Weksel pursuant to such junior participation agreement;

      2.9 Congress shall have received, in form and substance satisfactory to Congress and its counsel, the Buhl Intercreditor Agreement and the Arkla Subordination Agreement--each in favor of Congress, duly authorized, executed and delivered by Buhl and Arkla, respectively;

      2.10 Congress shall have received, in form and substance satisfactory to Congress and its counsel, a consolidated pro-forma balance sheet of Borrower reflecting the initial transactions contemplated hereunder, including, but not limited to, the transactions contemplated by the Purchase Agreements, the Merger Agreements, the Greene Street Sale/Leaseback Agreements and the Buhl Agreements, the loans, advances and other accommodations provided by Congress to Borrower on the date hereof (including, but not limited to, the Term Loan) and the use of the proceeds of the initial loans and advances and other accommodations as provided herein accompanied by a certificate, dated of even date herewith, of the vice chairman of the board of directors of Borrower, acceptable to Congress stating that such pro-forma balance sheet represents the reasonable, good faith opinion of such officer as to the subject matter thereof as of the date of such certificate;

      2.11 Borrower shall have Excess Availability, as determined by Congress as of the date hereof, in an amount not less than $2,000,000;

      2.12 Congress shall have received, in form and substance satisfactory to Congress, all consents, waivers, acknowledgements and other agreements from third persons which Congress may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, (a) waivers by lessors, owners and/or mortgagees of any security interests, liens or other claims by such persons in and to the Collateral, and agreements by such persons permitting Congress access to the premises to exercise its rights and remedies and otherwise deal with the Collateral and (b) acknowledgements by processors, consignees and warehousemen at any time in possession of any of the Collateral of the security interests and liens of Congress, waivers by such persons of any security interests, liens or other claims by such persons in and to the Collateral, and agreements by such persons to follow the directions of Congress with respect to the release and delivery of any Collateral at any time in their possession;

      2.13 Congress shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Congress, and certificates of insurance policies and/or endorsements naming Congress as loss payee, all at Borrower's cost and expense;

      2.14 Congress shall have received, in form and substance satisfactory to Congress and its counsel, such opinion letters of counsel to Borrower and each guarantor with respect to the Financing Agreements, including, but not limited to, the legality, validity, binding effect and enforceability of the guarantees to be executed and delivered by AmeriCom in favor of Congress with respect to the Obligations, the transactions contemplated by the Purchase Agreements and the Merger Agreements and such other matters as Congress may request;

      2.15 the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Congress, in form and substance satisfactory to Congress;

      2.16 all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects; and

      2.17 no Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

Section 3. ADDITIONAL LOAN PROVISIONS

      3.1 Termination. Notwithstanding anything to the contrary contained in
Section 9 of the Accounts Agreement, the Accounts Agreement may not be terminated by Borrower pursuant to Section 9.1 or at Borrower's request pursuant to Section 9.2 thereof unless each of the other Financing Agreements is terminated simultaneously therewith in accordance with their terms. No termination of the Financing Agreements shall relieve or discharge Borrower of its duties, obligations and covenants until all Obligations have been indefeasibly paid in full and Congress' continuing security interests shall remain in effect until such Obligations have been so discharged.

      3.2 Term Loan. Subject to, and upon the terms and conditions contained herein, Congress shall make the Term Loan to Borrower in the original principal amount of Four Million Five Hundred Thousand ($4,500,000) Dollars. The Term Loan shall be (a) evidenced by the Term Note, (b) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of the Term Note, this Agreement and the other Financing Agreements and (c) secured by all of the collateral.

      3.3 Reserves. Without limiting any other rights or remedies of Congress under this Agreement or any of the other Financing Agreements, all loans, advances and other financial accommodations otherwise available to Borrower pursuant to the lending formulas, the lending statements and the Maximum Credit shall be subject to Congress' continuing right, in its discretion, to establish a reserve reducing the amount of the loan otherwise available to Borrower pursuant to the lending formulas, lending statements and Maximum Credit, and to increase and decrease such reserve from time to time, if and to the extent that, in Congress' discretion, Congress believes such reserve is necessary to protect Congress against possible non-payment for any reason by any Account Debtor, possible non-payment of any Indebtedness owed by Borrower to third parties, or in respect of any state of facts which does or would, with the passage of time or notice or both, constitute an Event of Default under any of the Financing Agreements or for any other reason.

      3.4 Use of Proceeds. A portion of the initial proceeds of the loans and advances made by Congress to or for the account of Borrower on the date hereof shall be used to pay the remaining cash balance owed to Arkla pursuant to the Purchase Agreements after the application to such purchase price of the proceeds of the $4,000,000 cash received by Borrower from (a) the equity capital contribution in the amount of $1,000,000, (b) the sale of certain real property to Greene Street in the amount of $2,000,000 and (c) the issuance of the Zero Coupon Note in the amount of $1,000,000. All other loans, advances, and other financial accommodations provided by Congress to or for the account of Borrower pursuant to the Accounts Agreements, this Agreement and any other supplement thereto and the other Financing Agreements shall be used by Borrower for general operating and working capital purposes of Borrower and such other lawful and proper corporate purposes not otherwise prohibited by the terms hereof.

Section 4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

      In addition to the representations, warranties and covenants contained in the Accounts Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants to Congress the following, the truth and accuracy of which are, and compliance with being, a continuing condition of the making of loans to Borrower by Congress under the Accounts Agreement or under any supplement thereto:

        4.1 Subsidiaries.

            (a) Borrower does not have any Subsidiaries as of the date hereof except as set forth on Exhibit A hereto.

            (b) Borrower shall not form or acquire any Subsidiaries without the prior written consent of Congress, which consent shall not be unreasonably withheld. In the event Congress so consents, promptly upon such formation or acquisition, Borrower will execute and deliver, or will cause any such Subsidiary to execute and deliver, to Congress, in form and substance satisfactory to Congress and its counsel: (i) an absolute and unconditional guarantee of payment of any and all present and future Obligations of Borrower to Congress, (ii) a general security agreement granting to Congress a first and only lien (except as otherwise consented to by Congress in writing) upon all of such Subsidiary's assets, (iii) related Uniform Commercial Code Financing Statements, and (iv) such other agreements, documents and instruments as Congress may require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing the obligations and Indebtedness of such new Subsidiary to Congress.

      4.2   Acquisition of Purchased Stock.

            (a) The Purchase Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms for the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein and giving effect to the terms of the Purchase Agreements and the assignments to be executed and delivered by Arkla (or any of its affiliates or subsidiaries) thereunder, EFJ Acquisition acquired and as a result of the Merger EFJ Holding now has good and marketable title to the Purchased Stock.

            (b) All actions and proceedings required by the Purchase Agreements, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

            (c) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Purchase Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Purchase Agreements.

            (d) Borrower has delivered, or caused to be delivered, to Congress, true, correct and complete copies of the Purchase

Agreements. Set forth in Exhibit B hereto is a correct and complete list of the Purchase Agreements and all other agreements, documents and instruments existing as of the date hereof between Borrower, any of its Affiliates, Arkla and any of Arkla's affiliates.

        4.3 Merger.

            (a) The Merger is valid and effective in accordance with the terms of the Merger Agreements, and the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Minnesota and Borrower is the surviving corporation pursuant to the Merger.

            (b) All actions and proceedings required by the Merger Agreements' applicable law and regulation have been taken and the transactions required thereunder had been duly and validly taken and consummated.

            (c) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Merger Agreements and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Merger Agreements.

            (d) Borrower has delivered, or caused to be delivered, to Congress, true, correct and complete copies of the Merger Agreements.

      4.4   Capitalization.

            (a) All of the issued and outstanding shares of capital stock of Borrower are directly and beneficially owned and held by EFJ Acquisition immediately prior to the Merger and by EFJ Holding immediately upon the effectiveness of the Merger (except for the Preferred Stock issued to Arkla pursuant to the Purchase Agreements) and all of such shares have been duly authorized and are fully paid and non-accessible, free and clear of all claims, liens, pledges and encumbrances of any kind, except for the pledge by EFJ Holding of certain shares of the common stock to Buhl as collateral security for the guaranty by EFJ Holding of all of the Indebtedness of Borrower to Buhl.

            (b) EFJ Acquisition or EFJ Holding has, on or before the date hereof, made a cash equity contribution to Borrower in the amount of $1,000,000 as consideration for shares of capital stock of Borrower consisting of common stock, and such amounts have been applied, contemporaneously herewith, to a portion of the purchase price for the Purchased Stock.

            (c) Borrower has sufficient capital to carry on all businesses and transactions in which it now engages or proposes to engage in, is solvent and will continue to be solvent after the creation of the Obligations and the security interests in favor of Congress and is able to pay its debts as they mature.

      4.5 Trade Names. Some of Borrower's invoices may from time to time be rendered to customers under the trade names or tradestyles listed on Exhibit C hereto (which, together with any new trade names or tradestyles used after the date hereof are referred to collectively as the "Tradestyles" and individually, as a "Tradestyle"). As to the Tradestyles used by it, and the related Accounts, Borrower hereby agrees that:

            (a) Each Tradestyle is a trade name and style (and not an independent corporation or other legal entity) by which Borrower may identify and sell or lease certain of its goods or services and conduct a portion of its business.

            (b) All Accounts and proceeds thereof (including any returned merchandise) which arise from the sale or lease of goods or rendition of services invoiced under the Tradestyle shall be owned solely by Borrower and shall be subject to the security interests of Congress and other terms of the Accounts Agreement and the other Financing Agreements.

            (c) All assignments or confirmatory schedules of Accounts delivered to Congress by Borrower or Borrower's Eligible Subsidiary, whether in the name of any of the Tradestyles or Borrower, shall be executed by Borrower or Borrower's Eligible Subsidiary, as the case may be, as owner of such assigned Accounts.

            (d) New Tradestyles may be used by Borrower, but only if (i) Congress is given at least thirty (30) days prior written notice of the intended use of any new Tradestyle, which notice shall set forth the proposed new Tradestyle and (ii) such supplemental financing statements as Congress shall request shall be executed and delivered by Borrower for filing by Congress prior to the use of such new Tradestyle.

      4.6 Indebtedness. Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist, contingently or otherwise, any Indebtedness, except:

            (a) Indebtedness to Congress;

            (b) Indebtedness consisting of unsecured current liabilities incurred in the ordinary course of its business which are not more than ninety
(90) days past due;

            (c) Indebtedness incurred in the ordinary course of its business secured only by liens permitted under Sections 4.7(b) and 4.7(c);

            (d) Indebtedness of Borrower to Arkla pursuant to the Arkla Subordinated Notes as in effect as of the date hereof in the aggregate principal amount of $11,300,000 which Indebtedness is unsecured and subject to and subordinate in right of payment to the right of Congress to receive the prior indefeasible payment in full of all of the Obligations pursuant to the terms of the Arkla Subordination Agreement; provided, that: (i) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payments or any payments pursuant to the purported acceleration thereof, except that unless and until the occurrence of an Arkla Blockage Event, Borrower may make regularly scheduled payments of principal and interest in respect of such Indebtedness to the extent permitted in the Arkla Subordination Agreement; (ii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the Purchase Agreements or (B) redeem, retire, decease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and (iii) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower from Arkla, any of its Affiliates, or on its or their behalf, promptly after receipt thereof, or sent by Borrower, any of its Affiliates or on its or their behalf, to Arkla or any of its Affiliates, concurrently with the sending thereof, as the case may be;

            (e) contingent Indebtedness of Borrower to Arkla pursuant to the rights of Arkla under the terms of the Preferred Stock (as in effect on the date hereof) to exchange any shares of the Preferred Stock on the last day of any June or December for senior subordinated notes of Borrower maturing on the fifth
(5th) anniversary of the date of issuance of such notes and otherwise having the same terms as the $10,000,000 Note, which Indebtedness shall be unsecured and subject to and subordinate in right of payment to the right of Congress to receive the prior indefeasible payment in full of all of the Obligations pursuant to the terms of the Arkla Subordination Agreement; provided, that: (i) the maximum amount of any such notes issued by Borrower in any fiscal quarter may not exceeded the amount by which the Consolidated Net Worth of Borrower exceeds $10,000,000 as of the end of the immediately preceding fiscal quarter;
(ii) Borrower shall not directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payments or any payments pursuant to the purported acceleration thereof, except that unless and until the occurrence of an Arkla Blockage Event, Borrower may make regularly scheduled payments of principal and interest in respect of such Indebtedness to the extent permitted under the Arkla Subordination Agreement; (iii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the Preferred Stock with respect to the issuance of such notes or once issued, the terms of any of such notes or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and (iii) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower from Arkla, any of its Affiliates, or on its or their behalf, promptly after receipt thereof, or sent by Borrower, any of its Affiliates on or its or their behalf, to Arkla or any of its Affiliates, concurrently with the sending thereof, as the case may be;

            (f) Indebtedness of Borrower to Buhl pursuant to the Zero Coupon Note as in effect as of the date hereof in the principal amount of up to $5,000,000 which is secured only by the capital stock of Borrower owned by EFJ Holding and subject to certain restrictions on the enforcement of Buhl's rights and remedies under the Buhl Agreements pursuant to the terms of the Buhl Intercreditor Agreement; provided, that: (i) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the Buhl Agreements or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and (ii) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower from Buhl, any of its Affiliates, or on its or their behalf, promptly after receipt thereof, or sent by Borrower, any of its Affiliates or on its or their behalf, to Buhl or any of its Affiliates, concurrently with the sending thereof, as the case may be;

            (g) Indebtedness of AmeriCom to Borrower arising pursuant to the loans by Borrower to AmeriCom permitted under Section 4.8(b) below;

            (h) Indebtedness existing on the date hereof which is described on Exhibit E hereto, provided, that: (i) Borrower and its Subsidiaries may only make regularly scheduled payments of principal and interest in respective of such Indebtedness as set forth on Exhibit E, (ii) Borrower will not, directly or indirectly, (A) make any pre-payments or other non-mandatory payments in respect of any such Indebtedness or (B) redeem, retire, decease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose or (C) amend, modify, alter or change the terms of the arrangements relating thereto or any agreement or instrument evidencing such Indebtedness, and (iii) Borrower and its Subsidiaries will furnish to Congress all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or concurrently with the sending thereof, as the case may be.

      4.7 Limitation on Liens. Borrower will not, and will not permit any Subsidiary to, create or suffer to exist any mortgage, pledge, security interest, lien, encumbrance, defect in title or restriction upon the use of their real or personal properties, whether now owned or hereafter acquired, except:

            (a) the liens or security interests in favor of Congress;

            (b) tax, mechanics and other like statutory liens arising in the ordinary course of Borrower's or its Subsidiary's respective businesses to the extent (i) such liens secure Indebtedness which is not overdue or (ii) until foreclosure or similar proceedings shall have been commenced, such liens secure Indebtedness relating to claims or liabilities which are being contested in good faith by appropriate proceedings available to Borrower or its Subsidiaries prior to the commencement of foreclosure or other similar proceedings and are adequately escrowed for or reserved against in Congress' judgment;

            (c) purchase money mortgages or other purchase money liens or security interests upon any specific fixed assets hereafter acquired, or mortgages, liens or security interests existing on any such future fixed assets at the time of acquisition thereof (including, without limitation, capitalized or finance leases), provided, that, (i) no such purchase money or other mortgage, lien or security interest (or capitalized or finance lease, as the case may be) with respect to specific future fixed assets shall extend to or cover any other property, other than the specific fixed assets so acquired, or acquired subject to such mortgage, lien or security interest (or lease) and the proceeds thereof, (ii) such mortgage, lien or security interest only secures the obligation to pay the purchase price of such specific fixed assets only (or the obligations under the capitalized or finance lease), and (iii) the principal amount secured thereby shall not exceed one hundred (100%) percent of the cost of the fixed assets so acquired;

            (d) the existing liens, encumbrances or security interests described on Exhibit F hereto.

      4.8 Loans, Investments, Guaranties, Etc. Borrower will not, and will not permit any Subsidiary to, directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution or otherwise) or purchase or repurchase the stock or Indebtedness or all or substantially all of the assets or property of any Person, or guarantee, assume, endorse, or otherwise be or become responsible for (directly or indirectly) the Indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except:

            (a) the endorsement of instruments for collection or deposit in the ordinary course of business;

            (b) intercompany loans by Borrower to AmeriCom; provided, that, (i) no Event of Default exists or has occurred, (ii) the Indebtedness of AmeriCom to Borrower arising pursuant to such intercompany loans shall be evidenced by, and repaid in accordance with, the Revolving Note, dated May 30, 1990, issued by AmeriCom payable to Borrower, which note has-been pledged, endorsed and delivered to Congress as part of the Collateral, and (iii) the total aggregate principal amount of such loans shall not exceed $7,000,000 at any time outstanding;

            (c) after written notice thereof to Congress, investments in the following instruments, which shall be pledged and delivered to Congress upon Congress' request, (i) marketable obligations issued or guaranteed by the United States of America or an instrumentality or agency thereof, maturing not more than one (1) year after the date of acquisition thereof, (ii) certificates of deposit or other obligations maturing not more than one (1) year after the date of acquisition thereof issued by any bank or trust company organized under the laws of and located in the United States of America or any State thereof and having capital, surplus and undivided profits of at least $100,000,000, and
(iii) open market commercial paper with a maturity not in excess of two hundred seventy (270) days from the date of acquisition thereof which have the highest credit rating by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

      4.9 Transactions with Affiliates. Borrower will not, and will not permit any Subsidiary to, directly or indirectly:

            (a) purchase, acquire or lease any property or receive any services from, or sell, transfer or lease any property or services to, any Affiliate of Borrower, except for such transactions on prices and terms no less favorable than would have been obtained in an arm's length transaction with a non-affiliated Person; except, as to the administrative services provided by Borrower to AmeriCom pursuant to the Services Agreement, dated July 1, 1992, between Borrower and AmeriCom in accordance with the terms thereof; or

            (b) make any payment of management or other fees or of the principal amount of or interest on any Indebtedness owing to any shareholder, officer, director or Affiliate of Borrower; except: (i) AmeriCom may make payments to Borrower in respect of the Indebtedness of AmeriCom to Borrower described in
Section 4.6(g) hereof and (ii) Borrower may make payments to Weksel, Davies & Co., Inc. for fees for executive management and financial consulting services rendered by Weksel, Davies & Co., Inc. to Borrower in accordance with the Executive Management Services Agreement, dated of even date herewith, between Borrower and Weksel, Davies & Co., Inc. (as in effect on the date hereof); provided, that, (A) in no event shall the amount of such fees paid by Borrower to Weksel, Davies & Co., Inc. exceed $250,000 per annum, payable in twelve (12) equal monthly installments and (B) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and (iii) Borrower may reimburse Weksel, Davies & Co., Inc. for all reasonable out-of-pocket expenses incurred in connection with the services provided by Weksel, Davies & Job., Inc. as described in Section 4.9(b)(ii) above based on statements furnished by Weksel, Davies & Co., Inc. to Borrower.

      4.10 Dividends, Etc. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, during any fiscal year, commencing with the current fiscal year, declare or pay any dividends on account of any shares of any class of capital stock of Borrower or its Subsidiaries now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, decease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than stock or apply or set apart any sums, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except:

            (a) dividends may be declared and paid to Borrower and other distributions may be made to Borrower by its Subsidiaries on any class of capital stock or any other interest in, or measured by its profit, owned by Borrower or any Subsidiary of Borrower, in each case out of legally available funds therefor and otherwise in accordance with applicable law; and

            (b) dividends may be declared and paid by Borrower to Arkla in respect of the Preferred Stock to the extent permitted under the Arkla Subordination Agreement, in each case out of legally available funds therefor and otherwise in accordance with applicable law.

      4.11 Environmental Compliance.

            (a) Except as set forth on Exhibit G, Borrower and its Subsidiaries have not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any hazardous substances on or off its premises (whether or not owned by it) in any manner which violates any applicable statute, rule or regulation relating to environmental pollution and employee health and safety, or any license, permit, certificate, approval or similar authorization thereunder and the operations of Borrower and its Affiliates comply in all material respects with all such statutes, rules and regulations and all licenses, permits, certificates, approvals and similar authorizations thereunder.

            (b) Except as set forth on Exhibit G, there is no outstanding investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person nor is any pending or threatened, with respect to any non-compliance with or violation of the requirements of any statute, rule or regulation-relating to environmental pollution and employee health and safety, by Borrower or any of its Subsidiaries or the release, spill or discharge, threatened or actual, of any hazardous substance or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any substances materials or any other environmental, health or safety matter, which affects Borrower or its Subsidiaries or their businesses, operations or assets or any properties at which Borrower or its Subsidiaries transported, stored or disposed of any substances.

            (c) Except as set forth on Exhibit G, Borrower and its Subsidiaries have no material liability (contingent or otherwise) in connection with hazardous substances or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any hazardous substances.

            (d) Except as set forth on Exhibit G, Borrower and its Subsidiaries have all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower and its Affiliates under any statute, rule or regulation relating to environmental pollution and employee health and safety, and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

      4.12 Compliance with Laws, Regulations, Etc. Borrower shall, and shall cause each Subsidiary to, at all times comply in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders and duly observe all requirements, of any foreign, federal, state or local governmental authority, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, the occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended and the rules and regulations thereunder and all other statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and the Resource Conservation and Recovery Act of 1976 and any similar state or local statutes with respect thereto.

      4.13 Payment of Taxes. Borrower shall, and shall cause each Subsidiary and each member of any consolidated group with Borrower for purposes of filing any tax returns to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against them or their properties or assets, except for taxes which are being contested in good faith and with all due diligence by appropriate proceedings and which are adequately reserved against in the reasonable opinion of Lender, prior to the date on which penalties attach thereto.

      4.14 Net Worth. Borrower shall, at all times, maintain a Consolidated Net Worth of not less than the greater of: (a) $5,000,000 or (b) the amount equal to: (i) the Consolidated Net Worth as set forth in the opening balance sheet of Borrower minus (ii) $2,000,000.

      4.15 Working Capital. Borrower shall, at all times, maintain a Consolidated Working Capital of not less than the greater of: (a) $8,000,000 or
(b) the amount equal to: (i) the Consolidated Working Capital as set forth in the consolidated opening balance sheet of Borrower minus (ii) $2,000,000.

      4.16 Capital Expenditures. Borrower and its subsidiaries, shall not, directly or indirectly, make or commit to make, whether through purchase, capital leases or otherwise, Capital Expenditures on a non-cumulative basis (such that expenditures not made or committed to be made in any one fiscal year may not be made or committed to be made in any following fiscal year), in excess of $2,500,000 in any fiscal year of Borrower.

      4.17 Opening Balance Sheet. Borrower shall deliver, or cause to be delivered, within ninety (90) days hereof opening balance sheets prepared by independent certified public accountants which accountants shall be a nationally recognized independent certified public accounting firm selected by Borrower and reasonably acceptable to Congress, and certified by such accountants to the effect that such opening balance sheets have been prepared in accordance with GAAP and present fairly the financial condition of Borrower and its Subsidiaries as of such date.

Section 5. EVENTS OF DEFAULT AND REMEDIES

      5.1 The occurrence of any one or more of the following (each an "Event of Default") shall constitute an Event of Default hereunder,

            (a) Borrower shall be in default in the payment of any of the Obligations when due, which default shall continue for three (3) business days;

            (b) Borrower shall fail to observe or perform any covenant or agreement contained in Sections 6.4 and 6.7 of the

Accounts Agreements, Sections 2.8, 2.9 and 2.11 of the Inventory and Equipment Security Agreement Supplement to the Accounts Agreement, or Sections 4.6 (but only to the extent of Indebtedness other than for borrowed money), 4.7 (but only to the extent of nonconsensual security interests, liens, claims or encumbrances), 4.12, 4.13, 4.14 and 4.15 hereof and such default shall continue uncured for a period of thirty (30) days; provided, that, such thirty (30) day cure period shall not apply in the case of:

                  (i) intentional breach on the part of management of Borrower of any of such covenants or agreements; or

                  (ii) failure to observe or perform any such covenants or agreements, other than an intentional breach, which is not capable of being cured at all or within such thirty (30) day cure period, or which has been the subject of a prior failure within a six (6) month period;

Provided, further, that the foregoing cure periods shall neither (A) impair Congress' exercise during such cure periods of any rights contained herein or in the other Financing Agreements, other than any rights which it has only upon or after the occurrence of an Event of Default, nor (B) impair Congress' exercise of any default remedies immediately if, at the commencement of or at any time during such cure period there exists or occurs any Event of Default not subject to the foregoing cure period, whether based on the same or other circumstances or events; or

            (c) Borrower shall fail to observe or perform any covenants or agreements contained in this Agreement, the other Financing Agreements or in any other document or instrument referred to herein or therein, other than as described in Section 5.1(a) and Section 5.1(b) above;

            (d) any guarantor, endorser or other person liable on the Obligations shall terminate or breach any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such person with, or in favor of, Congress; or

            (e) any representation, warranty or statement of fact when made to Congress at any time by or on behalf of Borrower is false or misleading in any material respect; or

            (f) Borrower or any guarantor, endorser or other person liable on the Obligations shall become insolvent, generally unable to pay its debts as they mature, call a meeting of creditors or have a creditors' committee appointed, make a general assignment for the benefit of creditors, suspend or discontinue doing business for any reason, or shall commence any action or proceeding for the appointment of any trustee, receiver, custodian or liquidator of it or all or any part of its properties or assets; or

            (g) a judgment is rendered against Borrower or any guarantor, endorser, or other person liable on the obligations in excess of $100,000 in any one case or in excess of $250,000 in the aggregate and the same shall remain undischarged for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed; or

            (h) Borrower or any guarantor, endorser or other person liable on the obligations shall commence any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation or shall take any corporate action to authorize any of such actions or proceedings; or

            (i) Borrower or any guarantor, endorser or other person liable on the Obligations shall have commenced against it any action or proceeding for relief under the Bankruptcy Code or any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code or any other present or future statute, law or regulation or for the appointment of any trustee, receiver, custodian or liquidator of it or all or any part of its properties or assets, which action or proceeding is not dismissed within thirty (30) days of its commencement, or Borrower, any guarantor, endorser or such other person shall file any answer admitting or not contesting the allegations of a petition filed against it in any such action or proceeding or by any act or omission indicates its consent to, acquiescence in or approval of, any such action or proceeding or if the relief requested is granted sooner; or

            (j) there shall be a material adverse change in the business, assets or condition (financial or otherwise) of Borrower from the date hereof; or

            (k) there is any change in the majority control or ownership of Borrower;

            (l) at any time, Congress shall, in its discretion, consider the Obligations insecure or all or any part of the Collateral unsafe, insecure or insufficient and Borrower shall not on Congress' demand furnish other Collateral or make payment on account, reasonably satisfactory to Congress; or

            (m) Borrower or any guarantor, endorser or other person liable on the Obligations shall default in the payment of any amounts at any time due on any Indebtedness owed by it or in the performance of any of the other terms or covenants of any evidence of such Indebtedness or of any material mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such Indebtedness or with respect to any material contract, lease, license or other agreement with any person other than Congress, including, without limitation, the Purchase Agreements, the Greene Street Sale/Leaseback Agreements, and the Buhl Agreements, which default continues for more than the applicable cure period, if any, with respect thereto; or

            (n) the occurrence of an event of default under any other agreement, document or instrument at any time executed and/or delivered to, with or in favor of Congress or any of its Affiliates by Borrower, any of its Subsidiaries or Affiliates or any other person liable on the Obligations, including, but not limited to, the other Financing Agreements.

      5.2 Without limiting any rights or remedies of Congress at any time on or after an Event of Default pursuant to this Supplement or the other Financing Agreements or applicable law, Congress may, at its option, cure any default by Borrower or any of its Affiliates under any agreement, law, regulation, permit, license or approval with, or issued or promulgated by, any Person, which constitutes, or with notice or passage or both would constitute an Event of Default hereunder or under any of the other Financing Agreements, or pay or bond on appeal any judgment, order, directive, claim or citation entered or made against Borrower (irrespective of the amount of said judgment or the time elapsed since entry thereof) and charge Borrower's account therefor, such amounts to be repayable by Borrower to Congress on demand, together with interest thereon at the rate of interest then payable by Borrower under the Accounts Agreement; provided, however, Congress shall be under no obligation to effect such cure, payment or bonding and shall not, by making any payment for Borrower's account, be deemed to have assumed any obligation or liability of Borrower or any such Affiliate.

      6. Miscellaneous

      6.1 Fees

            (a) Notwithstanding anything to the contrary contained in Section
3.2 or Section 9.2 of the Accounts Agreement, if Congress shall declare an Event of Default based on Section 5.1(1) hereof and no other Event of Default exists or has occurred, (i) Borrower shall not be required to pay interest at the rate provided in Section 3.2 of the Accounts Agreement so long as the Event of Default under Section 5.1(1) is the only Event of Default which exists or has occurred and is continuing and (ii) in the event the Accounts Agreement and the other Financing Agreements are terminated, after the date of the notice from Congress to Borrower of an Event of Default under Section 5.1(1) hereof (which notice is not rescinded by Congress), Borrower shall have no liability for the early termination fee provided for in Section 9.2 of the Accounts Agreement so long as the Event of Default under Section 5.1(1) is the only Event of Default which exists or has occurred and continuing.

            (b) Borrower shall pay to Congress all of its customary charges and fees in connection with (i) any payment, claim or refund relating to the dishonor of any checks or other items of Borrower or Account Debtors, and (ii) wire transfers to Borrower.

            (c) Borrower shall pay to Congress a charge of $500 per person per day for Congress' field examiners, in addition to the reimbursement of their out-of-pocket expenses in connection with the periodic field examinations of the Collateral and the operations of Borrower by Congress. The foregoing shall not be construed to limit any other provisions of the Financing Agreements regarding costs and expenses to be paid by Borrower.

     6.2 Confidentiality. Congress agrees to use reasonable efforts in accordance with its customary business practices to keep confidential the Information (hereinafter defined) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that Congress shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents and representatives who, in accordance with Congress' usual business practices, customarily have access to such information,
(b) to the participants with Congress in the financing arrangements with Borrower and such of their respective officers, directors, employees, agents and representatives who, in accordance with the participant's usual practices customarily have access to such information, (c) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or
(d) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 6.2 by Congress, or (ii) becomes available to Congress on a non-confidential basis from a source other than Borrower or any Affiliate of Borrower. For the purposes of this Section 6.2, "Information" shall mean all financial statements and other financial information, which are received from the Borrower or any of its Affiliates which relate to the Borrower.

      6.3 Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Congress, Borrower and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Congress. Congress may assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the loans or any other interest herein to another bank or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the lender hereunder, except as otherwise provided by the terms of such assignment or participation. Congress may furnish any information concerning Borrower in the possession of Congress from time to time to assignees and participants or prospective assignees and participants. If a participant shall at any time participate with Congress in the financing arrangements provided by Congress to Borrower, Borrower hereby grants to such participant and such participant shall have and is hereby given, a continuing lien on and security interest in any money, securities and other property of Borrower in the custody or possession of the participant, including the right of setoff, to the extent of the participant's participation in the Obligations, and such Participant shall be deemed to have the same right of setoff to the extent of its participation in the Obligations, as it would have if it were a direct lender.

                                        Very truly yours,

                                        E.F. JOHNSON COMPANY

                                        By:    [SIG]
                                               ---------------------------------

                                        Title: VICE CHAIRMAN
                                               ---------------------------------

ACCEPTED:

CONGRESS FINANCIAL CORPORATION

By:    [SIG]
       --------------------------------

Title: VP
       --------------------------------

                                    EXHIBIT A

                                       to

                               COVENANT SUPPLEMENT

                              List of Subsidiaries

                              AmeriCom Corporation
                   (see annexed chart of capital structure).

                                   Attachment
                                       to
                                   Exhibit A

                      AMERICOM CAPITAL STRUCTURE SCHEDULE


                       AUTHORIZED     MINORITY                      TOTAL
       SECURITY          SHARES     SHAREHOLDERS   THE COMPANY   OUTSTANDING
---------------------  ----------   ------------   -----------   -----------
COMMON SHARES          50,000,000      282,592      7,595,060     7,877,652
(par value $.01)

PREFERRED A SHARES          5,000            0          5,000         5,000
(par value $100.00)

PREFERRED B SHARES          2,550          315          1,786         2,101
(Par value $100.00)

PREFERRED C SHARES         14,600          567         13,214        13,781
(Par value $100.00)

PREFERRED D SHARES         40,000        4,426         27,101        31,527
(Par value $100.00)

 WARRANTS                               26,356        190,454       216,810

 DEBENTURES*                          $169,400             $0      $169,400

INCENTIVE STOCK
OPTIONS **                              18,400                       18,400


----------
 *  At face amount; does not include accrued interest.

**  Estimated based on employee information as of June 19, 1992.

                                    EXHIBIT B

                                       to

                               COVENANT SUPPLEMENT

                       Agreements between Borrower or its
                     Affiliates and Arkla or its Affiliates

 1. Stock Purchase Agreement ("Agreement") dated as of March 20, 1992 between Arkla and EFJ, as modified by that certain Letter Agreement dated June 11, 1992 between Arkla and EFJ.

 2.   9.79% Senior Subordinated Note of even date herewith by Borrower to Arkla.

 3. Subordination Agreement dated of even date herewith among Arkla, Congress and Borrower.

 4. Executive Management Services Agreement of even date herewith between Borrower and Weksel, Davies & Co., Inc.

 5.   Services Agreement dated July 1, 1992 between AmeriCom and Borrower.

 6. Agreement dated July 31, 1992 between Minnegesco, a Division of Arkla, and Borrower.

 7.   Statement of Working Capital dated July 31, 1992.

 8. Officer's Certificate of even date herewith by Arkla attesting that the Statement of Working Capital is true and accurate.

 9. Officer's Certificate of even date herewith, by Arkla, attesting that the representations and warranties contained in the Agreement are true and correct.

10. Officer's Certificate of even date herewith, by Borrower, attesting that the representations and warranties contained in the Agreement are true and correct.

                                    EXHIBIT C

                                       to

                               COVENANT SUPPLEMENT

                  Trade Names and Tradestyles Used on Invoices


1.   E.F. Johnson Company

2.   E.F. Johnson

3.   E.F. Johnson Co.

4.   Johnson

5.   EFJ

                                    EXHIBIT D

                                       to

                               COVENANT SUPPLEMENT

                              Intentionally Omitted

                                    EXHIBIT E

                                       to

                               COVENANT SUPPLEMENT

                                  Existing Debt

1.    Promissory Note dated December 12, 1985, made by AmeriCom in favor of Gary
      A. Hampton in the principal amount of $20,000.

2. AmeriCom Subordinated Convertible Debenture dated December 31, 1988, issued to J&R Capital Company in the principal amount of $57,750.

3. AmeriCom Subordinated Convertible Debenture dated December 31, 1988, issued to W&J Capital Company in the principal amount of $57,750.

4. AmeriCom Subordinated Convertible Debenture dated December 31, 1988, issued to Wadleigh C. Winship in the principal amount of $53,900.

5. Contingent Indebtedness of Borrower to the General Insurance Company of America pursuant to the General Agreement of Indemnity dated February 21, 1991 relating to bid bond for Borrower.

6. The obligations to pay rent or other amounts under the Agreement of Lease, dated July 31, 1992, between Borrower, as lessee and Greene Street Capital Corporation, as lessor.

                                    EXHIBIT F

                                       to

                               COVENANT SUPPLEMENT

                                 Existing Liens

1. Lien set forth in lease, dated 5/3/90 between E.F. Johnson and Tishman Speyer Miami Airport Limited Partnership upon all property of tenant now or subsequently located on premises located at Suite No. G2, 7253 Corporate Center Drive, Miami, Florida 33126.

2. Lien set forth in lease, dated 2/10/86 between E.F. Johnson and Travelers Insurance Company upon all property now or subsequently on the premises located at 11095 Viking Drive, Eden Prairie, Minnesota 55344.

                                Filed With/         Filing                Property
       Secured Party            Date Filed          Number              Description
       -------------            ----------          ------              -----------
 3.   AB Financial              FL, SOS          89-0000283771      Specific equipment;
      Resources, Inc.           10/26/89                            Assignment filed on
                                                                    8/27/90 assigning secure
                                                                    interest to Datronic
                                                                    Equipment Fund XVII, L.P.

4.    Xerox Corporation         MN, SOS                 119202      Specific equipment
                                11/9/88

5.    Polychrome                MN, SOS                1341332      Specific equipment
      Corporation               7/2/90

6.    Hewlett Packard           MN, SOS                1348325      Specific equipment
      Company                   8/2/90

7.    Hewlett  Packard          MN, SOS                1378610      Specific equipment
      Company                   12/14/90

8.    Hewlett  Packard          MN, SOS                1503399      Specific equipment
      Company                   5/20/92

9.    Equitable Life            MN, SOS                 751269      Specific equipment;
      Leasing Corporation       6/4/84                              UCC-3 continuation filed
      ("Equitable")                                                 on 5/10/89

10.   Equitable                 MN, SOS                 754875      Specific equipment; UCC-
                                6/22/84                             continuation filed on
                                                                    5/10/89

11.   Equitable                 MN, SOS                 756505      Specific equipment; UCC
                                7/2/84                              Amendment filed on
                                                                    7/16/84 adding serial
                                                                    numbers to collateral descriptions;
                                                                    UCC-3 continuation
                                                                    filed on 5/18/89

12.   Equitable                 MN, SOS                 780880      Specific equipment; UCC-
                                11/15/84                            continuation filed on
                                                                    5/18/89

13.   NorWest Financial         MN, SOS              988052400      Specific equipment; UCC-
      Leasing, Inc.             9/11/87                             continuation filed on
                                                                    6/8/92

14.   Haringer, Inc.            MN, SOS                1270132      Specific equipment
                                9/14/89

15.   Hewlett Packard           MN, SOS                1287446      Specific equipment
      Company                   11/27/89

16.   Hewlett Packard           MN, SOS                1290599      Specific equipment
      Company                   12/8/89

17.   Mid-Continental           MN, SOS                1337971      Specific equipment
      Leasing                   6/18/90
      Assignment to:
      First Bank
      Southeast, N.A.

                                    EXHIBIT G

                                       to

                               COVENANT SUPPLEMENT

Environmental Compliance

1. All items disclosed in the following reports: (a) ENSR Phase I Due Diligence Investigations at E.F. Johnson Company Properties, 299 Johnson Avenue, Waseca, Minnesota, dated June 1992; (b) ENSR Phase I Due Diligence Investigations at Two E.F. Johnson Company Properties, Second Avenue Southwest, Waseca, Minnesota, dated June 1992; and (c) Final Phase II Due Diligence Investigations at E.F. Johnson Company Properties, 299 Johnson Avenue, Waseca Minnesota.

2. The Waseca Site contains five underground storage tanks, all of which were used to store petroleum products, one of which is still used for that purpose. Four of the underground storage tanks were emptied of petroleum, cleaned and filled with water but were not removed from the ground.

3. Prior to EFJ Acquisition Corp.'s ("EFJ") acquisition, Borrower submitted periodic reports on its effluent discharges at the Property in compliance with its NPDES permit. The reports were prepared by Borrower's laboratory which had not been certified by the MDOH. Borrower advised EFJ it did not believe such certification was required, but that it was aware that representatives of the MDOH have stated their general belief that laboratories preparing such reports must be certified. Neither the MDOH nor any other governmental agency nor any other person had claimed that Borrower or EFJ has failed to comply with its NPDES permit or the statutes or regulations governing it.

4. There is encapsulated friable asbestos located around certain pipes and steam lines at the Operations Center at the 299 Johnson Avenue facility.

5. There are two drums containing contaminated soils which were excavated from certain areas located in the vicinity of the east wall of the Operations Center at the 299 Johnson Avenue facility. These drums are currently stored at the Operations Center until disposal.

6. There are four areas of contaminated soil at the Waseca Site in the vicinity of the east wall of the 299 Johnson Avenue facility described more fully in the reports identified in paragraph 1 of this Exhibit G.

7. The 299 10th Avenue S.W. facility was listed in the Comprehensive Environmental Response Compensation and Liability Information System but has been noted as requiring No Further Remedial Action. See appendix G to ENSR Phase I Due Diligence Investigations at 299 Johnson Avenue dated June 1992.

                     AMENDMENT NO. 1 TO FINANCING AGREEMENTS

                                          January 26, 1993
Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

      Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation together with its successors and assigns, "Borrower") have entered into certain financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of July 31, 1992, between Congress and Borrower (together with the various supplements thereto, the "Accounts Agreement") and other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

      Borrower has requested that Congress agree to certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this letter agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. All capitalized terms used in this Amendment, unless otherwise defined herein shall have the respective meanings assigned thereto in the Financing Agreements.

      2. Section 4.6 of the Covenant Supplement to the Accounts Agreement is hereby amended to add a now subsection 4.6(i) as follows:

            "(i) contingent Indebtedness of Borrower to National American Insurance Company, the Security Insurance Co. of Hartford or Connecticut Indemnity Company (collectively, the "Sureties", and individually a "Surety") pursuant to certain agreements of Indemnity between Borrower and such parties, true, correct and complete copies of which have been delivered by Borrower to Congress, to reimburse and indemnify the Sureties for amounts paid by any of them under bonds or other obligations of suretyship which they have issued for the benefit of Borrower to Account Debtors; provided, that:

            (i) Congress shall receive not less than two (2) business days prior written notice of the issuance of any such bonds or other obligations of suretyship by any of the Sureties identifying the contract of Borrower to which such bond or other obligation relates, the total amount payable to Borrower under the contract, the amount of the bond, the liability of Borrower to the Surety in connection therewith, together with such other information with respect thereto as Congress may at any time and from time to time require;

            (ii) no Event of Default, or act, Condition or event which with notice or passage of time both would constitute an Event of Default shall exist or have occurred;

            (iii) the aggregate amount of such contingent Indebtedness outstanding at any one time shall not exceed $5,000,000;

            (iv) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower, or on its behalf, concurrently with the sending thereof, as the case any be."

      3. Section 4.7 of the Covenant Supplement to the Accounts Agreement is hereby amended to add a new subsection 4.7(e) as follows:

            "(e) the liens, security interests or other claims in favor of a Surety on (1) Accounts arising from services rendered by Borrower to an Account Debtor pursuant to the contract for which such Surety has issued a bond or other obligation of suretyship in favor of such Account Debtor as permitted under Section 4.6(i) hereof and (ii) the Inventory and Equipment identifiable to the contract for which such Surety has issued a bond or other obligation of suretyship in favor of such Account Debtor as permitted under Section 4.6(i) hereof; provided, that, (A) the liens, security interests or other claim of any of the Sureties in any of such Inventory or Equipment shall be junior and subordinate in all respects to the security interests and liens of Congress therein and (ii) Borrower shall not, at any time, permit to be recorded any financing statement under the UCC or other evidence or notice of the liens, security interests or claims of any of the Sureties in any governmental office or public records or agree to do any of the foregoing."

      4. Without limiting the right of Congress to determine eligibility with respect to any Accounts or Inventory as provided in the Accounts Agreement, Borrower hereby acknowledges that: (a) any Accounts arising from the sale of goods or rendition of services by Borrower pursuant to a contract for which a Surety has issued a bond or other obligation of suretyship shall not be considered an "Eligible Account" for purposes of determining the availability of any loans to Borrower under the terms of the Financing Agreements to the extent of the liabilities of Borrower to such Surety, whether pursuant to the bond or other obligation of suretyship relating to such contract or otherwise and (b) any Inventory identifiable to a contract for which a Surety has issued a bond or other obligation of suretyship (as determined by Congress) shall not be considered "Eligible Inventory" for purposes of determining the availability of any loans to Borrower under the terms of the Financing Agreements.

      5. Except as modified pursuant hereto, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

      6. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.


                                   Very truly yours,

                                   E.F. JOHNSON COMPANY


                                   By: /s/ SCOTT R. BOCKLUND
                                       ----------------------------------
                                   Title: Vice President, Finance
                                         --------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL  CORPORATION

BY: [SIG]
   ------------------------------

Title: VP
     ----------------------------

                     AMENDMENT NO. 2 TO FINANCING AGREEMENTS

                                               As of October 4, 1993

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement (Security Agreement], dated as of July 31, 1992, between Congress and Borrower (together with the various supplements thereto, the "Accounts Agreement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        Borrower has requested that Congress agree to certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this letter agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

         1.    Definitions.

               (a) All references to the term "Term Note" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Amended and Restated Term Promissory Note, dated of even date herewith, made by Borrower, payable to Congress, in the original principal amount of $5,300,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (b) All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

      2. Term Loan. As of the close of business on October 1, 1993, the outstanding principal amount of the Term Loan was $2,447,842.50. Subject to the terms and conditions contained herein, upon the effective date hereof, Congress shall make a loan to Borrower in the amount of $2,852,157.50, so that the outstanding principal amount of the Term Loan pursuant to Section 3.2 of the Covenant Supplement to the Accounts Agreement as of the date hereof shall be $5,300,000. Such Term Loan shall be (a) evidenced by the Amended and Restated Term Promissory Note executed and delivered by Borrower to Congress concurrently herewith, (b) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of such note, the Accounts Agreement and the other Financing Agreements and (c) secured by all of the Collateral.

      3. Inventory Loans. Section 2 and 3 of the letter agreement with respect to inventory loans, dated as of July 31, 1992, between Congress and Borrower (the "Inventory Loan Letter") is hereby deleted in its entirety and the following substituted therefor:

            "2. In addition to loans which may be made by you to us, pursuant to Section 2 of the Accounts Agreement, you shall, in your discretion, make loans to us from time to time, at our request, of up to the following percentages of Value of the following categories of Eligible Inventory (or such greater or lesser percentages thereof as you shall, in your sole discretion, determine from time to time):

            (a) fifty (50%) percent of the Value of Eligible Inventory consisting of finished goods; plus

            (b) twenty (20%) percent of the Value of Eligible Inventory consisting of raw materials and purchased parts; plus

            (c) thirty-five (35%) percent of the Value of Eligible Inventory consisting of accessories; plus

            (d) fifty (50%) percent of the Value of Eligible Inventory consisting of component products for original equipment manufacturers (OEM); plus

            (e) ten (10%) percent of the Value of Eligible Inventory consisting of service parts.

            3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or (b) the amount equal to twenty (20%) percent of the aggregate amount of the Value of all categories of Eligible Inventory."

      4. Indebtedness. Section 4.6(f) of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor: "intentionally omitted;"

      5. Loans, Investments, Guaranties, etc. Section 4.8 of the Covenant Supplement to the Accounts Agreement is hereby amended by adding new subsection 4.8(d) as follows:

            "(d) the loans by Borrower to Weksel and Robert H. Davies in the original aggregate principal amount of $1,500,000; provided, that, (i) the original of any promissory note or other instrument evidencing the Indebtedness arising pursuant to such loan or loans shall be delivered, or caused to be delivered, to Congress, duly endorsed and assigned as collateral to Congress and with full recourse to Borrower, (ii) Congress shall have received true, correct and complete copies of all other agreements, documents and instruments relating thereto, (iii) Borrower shall not amend, modify, alter or change the terms of the arrangements relating thereto or any agreement or instrument evidencing such Indebtedness so as to make the terms thereof less favorable to Borrower in any respect, as determined by Congress, without the prior written consent of Congress, provided, that, Borrower shall furnish copies of any amendments to Congress whether or not the consent of Congress is required upon the execution of any such amendments, and (iv) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness, promptly after receipt thereof or concurrently with the sending thereof, as the case may be."

      6. Net Worth. Section 4.14 of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

            "4.14 Net Worth. Borrower shall, at all times, maintain a Consolidated Net Worth of not less than $5,000,000; provided, that, in the event of any sale or issuance of capital stock by Borrower or its shareholders, on and after the effective date of such sale or issuance, Borrower shall, at all times, maintain a Consolidated Net Worth of not less than the amount equal to sum of: (a) $5,000,000 plus
      (b) fifty (50%) percent of the net cash proceeds (after deducting underwriting commissions and discounts, if any, and all other expenses related directly to such sale or issuance) received by Borrower pursuant to the sale or issuance of such capital stock.:

      7. Working Capital. Section 4.15 of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

            "4.15 Working Capital. Borrower shall at all times maintain a Consolidated Working Capital of not less than $3,000,000".

      8. Capital Expenditures. Section 4.16 of the Covenant Supplement is hereby amended by deleting the reference to the figure "$2,500,000" contained therein and substituting the following therefor: "$5,000,000".

      9. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

      10. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by Congress of each of the following, in form and substance satisfactory to Congress and its counsel:

               (a) evidence that (i) Borrower has paid $2,500,000 to Buhl in payment in full of all Indebtedness of Borrower to Buhl evidenced by or arising under the Zero Coupon Note and the Buhl Agreements, and (ii) except for obligations under the Warrant Purchase Agreement, dated as of July 31, 1992, by and among

Borrower, EFJ Holding, Weksel, Davies & Co., Inc. and Buhl, Borrower and EFJ Holding have no further obligations or liabilities to Buhl (and including any successors or assigns) pursuant to the Buhl Agreements or otherwise, including, but not limited to, a copy of the Zero Coupon Note marked "paid";

               (b) the originals of any promissory notes or other instruments made or issued by Weksel and Robert H. Davies payable to Borrower to evidence their Indebtedness to Borrower, duly endorsed by Borrower as payable to the order of Congress;

               (c) the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (d) an original of the Amended and Restated Term Promissory Note, dated of even date herewith, made by Borrower payable to Congress in the original principal amount of $5,300,000, duly authorized, executed and delivered by Borrower;

               (e) evidence that Borrower has obtained all required consents or approvals of any persons other than Congress to the loans from Borrower to Weksel and Robert H. Davies in the amount of $1,500,000 as contemplated under
Section 5 above and the amendments contained herein;

               (f) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

               (g) an original of this Amendment, duly authorized, executed and delivered by Borrower.

        11. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

        12. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

        13. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      15. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.

                               Very truly yours,

                               E.F. JOHNSON COMPANY

                               By:
                                  ------------------------------------
                               Title:
                                     ---------------------------------


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:     [SIG]
   ----------------------------------
Title:  Asst. V.P.
      -------------------------------

AMERICOM CORPORATION

By:
   ----------------------------------
Title:
      -------------------------------

EFJ HOLDING CORP.

By:
   ----------------------------------
Title:
      -------------------------------

-------------------------------------
WILLIAM WEKSEL, individually

      14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      15. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                               Very truly yours,

                               E.F. JOHNSON COMPANY

                               By:  /s/ WILLIAM WEKSEL
                                  ------------------------------------
                               Title:
                                     ---------------------------------


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:
   ----------------------------------
Title:
      -------------------------------

AMERICOM CORPORATION

By: /s/ WILLIAM WEKSEL
   ----------------------------------
Title:
      -------------------------------

EFJ HOLDING CORP.

By: /s/ WILLIAM WEKSEL
   ----------------------------------
Title:
      -------------------------------

/s/ WILLIAM WEKSEL
-------------------------------------
WILLIAM WEKSEL, individually

                     AMENDMENT NO. 3 TO FINANCING AGREEMENTS

                                                  August 4, 1994

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated as of July 31, 1992, between Congress and Borrower (together with the various supplements thereto, the "Accounts Agreement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993 and Amendment No. 2 to Financing Agreements, dated as of October 4, 1993 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

      Borrower has requested that Congress agree to certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this letter agreement.

      In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

      2. Inventory Loans. Section 3 of the letter agreement with respect to inventory loans, dated as of July 31, 1992, between Congress and Borrower (the "Inventory Loan Letter") is hereby deleted in its entirety and the following substituted therefor:

               "3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or (b) $4,000,000."

        3. Limit on Advances on Certain Foreign Accounts. The reference to the figure "$1,000,000" contained in the second paragraph of the letter agreement with respect to the limit on advances on certain foreign accounts, dated as of July 31, 1992, between Congress and Borrower (the "Foreign Accounts Letter") is hereby deleted and the following figure substitute therefor: "$2,500,000".

        4. Indebtedness. Section 4.6(i) of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

               "(i) contingent Indebtedness of Borrower to National American Insurance Company, the Security Insurance Co. of Hartford, Connecticut Indemnity Company, Boston Old Colony Insurance Company, Commercial Insurance Company of Newark, New Jersey, Fireman's Insurance Company of Newark, New Jersey, First Insurance Company of Hawaii, Ltd., Glens Falls Insurance Company, Kansas City Fire and Marine Insurance Company, National-Ben Franklin Insurance Company of Illinois, National-Ben Franklin Insurance Company of Michigan, Niagara Fire Insurance Company, The Buckeye Union Insurance Company, The Continental Insurance Company, The Continental Insurance Company of Canada or The Fidelity and Casualty Company of New York (collectively, the "Sureties", and individually, a "Surety") pursuant to certain agreements of indemnity between Borrower and such parties, true, correct and complete copies of which have been delivered by Borrower to Congress, to reimburse and indemnify the Sureties for amounts paid by any of them under bonds or other obligations of suretyship which they have issued for the benefit of Borrower to Account Debtors; provided, that:

               (i) Congress shall receive not less than two (2) business days prior written notice of the issuance of any such bonds or other obligations of suretyship by any of the Sureties identifying the contract of Borrower to which such bond or other obligation relates, the total amount payable to Borrower under the contract, the amount of the bond, the liability of Borrower to the Surety in connection therewith, together with such other information with respect thereto as Congress may at any time and from time to time require;

                (ii) no Event of Default, or act, condition or event which with notice or passage of time both would constitute an Event of Default shall exist or have occurred;

               (iii) the aggregate amount of such contingent Indebtedness outstanding at any one time shall not exceed $5,000,000; and

                (iv) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower, or on its behalf, concurrently with the sending thereof, as the case may be."

        5. Transactions with Affiliates. Section 4.9(b)(ii) of the Covenant Supplement to the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

               "(ii) Borrower may make payments to Weksel, Davies & Co., Inc. for fees for executive management and financial consulting services rendered by Weksel, Davies & Co., Inc. to Borrower in accordance with the Executive Management Services Agreement, dated of even date herewith, between Borrower and Weksel, Davies & Co., Inc.; provided, that, (A) in no event shall the amount of such fees paid by Borrower to Weksel, Davies & Co., Inc. exceed (I) $250,000 per annum, payable in twelve (12) equal monthly installments, for the period from the date hereof to October 31, 1993, (II) $720,000 per annum, payable in twelve
        (12) equal monthly installments, for the period from November 1, 1993 to June 30, 1994, and (III) $840,000 per annum, commencing July 1, 1994, payable in twelve (12) equal monthly installments and (B) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and"

        6. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         7. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the receipt by congress of each of the following, in form and substance satisfactory to Congress and its counsel:

               (a) the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

               (c) an original of this Amendment, duly authorized, executed and delivered by Borrower.

         8. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         9. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

         10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.

                                Very truly yours,

                                E.F. Johnson Company
                                By:          [SIG]
                                   ------------------------------------
                                Title: Vice President, Finance
                                      ---------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:            [SIG]
   ----------------------------------
Title: Asst. V.P.
      -------------------------------

AMERICOM CORPORATION

By:            [SIG]
   ----------------------------------
Title:
      -------------------------------

EFJ PARTNERS, a general
partnership

By:            [SIG]
   ----------------------------------
Title: General Partner

          [SIG]
-------------------------------------
WILLIAM WEKSEL, individually

                     AMENDMENT NO. 4 TO FINANCING AGREEMENTS

                                  March 3, 1995

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

         Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns,, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Accounts Agreement"), the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Covenant Supplement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993, Amendment No. 2 to Financing Agreements, dated as of October 4,1993 and Amendment No. 3 to Financing Agreements dated August 4, 1994 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

         Borrower has requested that Congress agree to certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this Amendment.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions.

               (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Financing Agreements are hereby amended to include, in addition and not in limitation, each of the following:

                   (i) "Amendment No. 4" shall mean the Amendment No. 4 to Financing Agreements, dated as of even date hereof, between Congress, Borrower, EFJ Partners and Weksel, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (ii) "Bonded Contracts" shall mean agreements by Borrower for the purchase of goods or rendition of services in the ordinary course of business, for which a Surety has any liability for any payments or performance by Borrower owing to an Account Debtor pursuant to a bond, indemnity, guarantee, contract of suretyship, other instrument or otherwise.

               (b) Amendments to Definitions.

                   (i) All references to the term "Maximum Credit" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean $35,000,000.

                   (ii) All references to the term "Term Note" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Second Amended and Restated Term Promissory Note, dated of even date herewith, made by Borrower, payable to Congress, in the original principal amount of $8,400,000, as the same now exists or may hereinafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                   (iii) All references to the term "Renewal Date" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean "March 3, 1998".

                   (iv) All references to the term "Surety" shall be deemed and each such reference is hereby amended to mean any person who at any time becomes liable for any payments or performance by Borrower owing to an Account Debtor pursuant to a bond, indemnity, guarantee, contract of suretyship, or other instrument or otherwise, including, but not limited to, Hartford Fire Insurance Company or any of its insurance company affiliates (whether pursuant to the arrangements of Borrower in connection with the General Indemnity Agreement, dated December 24, 1994, by Borrower in favor of them or otherwise).

                   (v) All references to the term "Consolidated Working Capital" shall be deemed and each such reference is hereby amended to mean, as to any Person, at any time, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (a) the aggregate net book value of all assets of such Person and its Subsidiaries, on a consolidated basis, calculating the book value of inventory for this purpose on a first-in-first-out basis, which would, in accordance with GAAP, be classified as current assets and (b) all Indebtedness of such Person and its Subsidiaries, on a consolidated basis, which would in accordance with GAAP, be classified as current liabilities; provided that, for purposes of this definition, current liabilities (A) shall include Indebtedness of Borrower to Congress arising pursuant to the revolving-loans by Congress to Borrower under the Accounts Agreement and the other Financing Agreements and (B) shall not include amounts due from Borrower to Motorola pursuant to the existing license agreement between Borrower and Motorola (as in effect on the date hereof).

               (c) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

         2. Eligible Accounts. Section 1.15 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

            "1.15 "Eligible Accounts" shall mean Accounts created by Borrower in the ordinary course of its business arising out of the sale of goods or rendition of services, which are and at all times shall continue to be acceptable to Congress in all respects. Standards of eligibility may be fixed and revised from time to time solely by Congress in its exclusive judgment. In determining eligibility, Congress may, but need not, rely on agings, reports and schedules of Accounts furnished to Congress by Borrower, but reliance by Congress thereon from time to time shall not be deemed to limit Congress' right to revise standards of eligibility at any time as to both present and future Accounts. In general, an Account shall not be deemed eligible unless: (a) the Account Debtor on such Account is at all times and continues to be acceptable to Congress, (b) such Account complies in all respects with the representations, covenants and warranties set forth herein and in the other Financing Agreements, (c) more than sixty (60) days have elapsed since the original due date of such Account, but in any event no more than one hundred eighty (180) days have elapsed since the original invoice date of such Account, (d) if it is a Foreign Account, such Foreign Account is secured or payable by a letter of credit or acceptance issued by a bank and on terms acceptable to Congress (the original of which has been delivered to Congress and the issuer of which has been notified of the assignment thereof to Congress) or the Foreign Account is subject to credit insurance payable to Congress issued by an insurer and on terms and in an amount acceptable to Congress, (e) if it is a Government Account, Borrower shall have complied in all respects with the Federal Assignment of Claims Act of 1940, as amended, and any state or local equivalent in a manner satisfactory to Congress with respect to such Account, (f) the Account is not owed by an Account Debtor who has or whose Affiliates have more than fifty (50%) percent of its and their Accounts outstanding and unpaid more than sixty (60) days past the original due date of the invoice of such Account, but in any event, no more than one hundred (180) days have elapsed since the original invoice date of such Account, and
            (g) as to the Accounts arising from the sale of goods or rendition of services by Borrower pursuant to a Bonded Contract, no more than $5,000,000 of such Accounts which otherwise constitute Eligible Accounts shall be deemed Eligible Accounts. Any accounts which Congress determines to be ineligible or unacceptable for availability purposes at any time shall nevertheless be and remain at all times part of the Collateral."

         3. Loans on Accounts. Section 2.1 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

            "2.1 You shall, in your discretion, make loans to us from time to time, at our request, of up to the following percentages of the Net Amount of Eligible Accounts (or such greater or lesser percentage as you shall in your sole discretion determine from time to time): (a) eighty-five (85%) percent of the Net Amount of Eligible Accounts (other than Accounts arising from the sale or installation of radio systems or networks) and (b) seventy (70%) percent of the Net Amount of Eligible Accounts arising from the sale or installation of radio systems or networks; provided that, in the event that the Consolidated Net Worth of Borrower does not, at any time, equal or exceed the sum of the amounts set forth on Exhibit A to Amendment No. 4 for the applicable period set forth therein, plus ninety (90%) percent of the net cash proceeds received by Borrower pursuant to the sale or issuance of capital stock (after deducting underwriting commissions and discounts, if any, and all other expenses related directly to such sale or issuance), you may, at your option, either reduce such percentage with respect to the Net Amount of Eligible Accounts arising from the sale or installation of radio systems or networks or no longer consider such Accounts as Eligible Accounts."

         4. Interest. The first three sentences of Section 3.1 of the Accounts Agreement are hereby deleted in their entirety and the following substituted therefor:

               "3.1 Interest shall be payable by us to you on the first day of each month upon the closing daily balances in our loan account for each day during the immediately preceding month, at a rate equal to one and three-quarters of one percent (1-3/4%) per annum in excess of the prime commercial interest rate from time to time publicly announced by CoreStates Bank, N.A., Philadelphia, Pennsylvania, whether or not such announced rate is the best rate available at such bank. The interest rate charged hereunder shall increase or decrease, respectively, in said prime loan rate, effective on the first day of the month after any change in said prime loan rate based on the prime loan rate in effect on the last day of the month in which any such change occurs."

         5. Term Loan. As of the close of business on March 1, 1995, the outstanding principal amount of the Term Loan was $2,797,222.26. Subject to the terms and conditions contained herein, upon the effective date hereof, Congress shall make an additional advance to Borrower in the amount of $5,602,777.74, so that the outstanding principal amount of the Term Loan pursuant to Section 3.2 of the Covenant Supplement as of the date hereof shall be $8,400,000. Such Term Loan shall be (a) evidenced by the Second Amended and Restated Term Promissory Note executed and delivered by Borrower to Congress concurrently herewith, (b) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of such Note, the Accounts Agreement and the other Financing Agreements and (c) secured by all of the Collateral.

         6. inventory Loans. Sections 2 and 3 of the letter agreement with respect to inventory loans, dated as of July 31, 1992, between Congress and Borrower (the "Inventory Loan Letter") are hereby deleted in its entirety and the following substituted therefor:

               "2. In addition to loans which may be made by you to us, pursuant to Section 2 of the Accounts Agreement, you shall, in your discretion, make loans to us from time to time, at our request, of up to the following percentages of Value of the following categories of Eligible Inventory (or such greater or less percentages thereof as you shall, in your sole discretion, determine from time to time):

               (a) sixty (60%) percent of the Value of Eligible Inventory consisting of radio finished goods; plus

               (b) forty (40%) percent of the Value of Eligible Inventory consisting of raw materials and purchased parts; plus

               (c) thirty-five (35%) percent of the Value of Eligible Inventory consisting of accessories; plus

               (d) fifty (50%) percent of the Value of Eligible Inventory consisting of component products; plus

               (e) ten (10%) percent of the Value of Eligible Inventory consisting of service parts.

               3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or (b) $8,000,000."

         7. Line Increase Fee. Borrower shall pay to Congress a line increase fee in the amount of $150,000, which amount shall be payable simultaneously with the execution hereof and shall be deemed fully earned as of the date hereof. Such line increase fee, may, at Congress' option be charged directly to any account of Borrower maintained with Congress.

         8. Unused Line Fee. Section 3.5 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

               "3. If the average outstanding daily principal balance of all loans by you to us under this Agreement or any Supplement hereto in any calendar month shall be less than $30,000,000, we shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one-half of one percent (1/2%) per annum upon the amount by which $30,000,000 exceeds the average outstanding daily principal balance of all such loans in respect of such month."

         9. Letters of Credit.

               (a) The reference to $4,000,000 in Section 1.5 of the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement], dated March 18, 1993, between Congress and Borrower (the "Trade Financing Agreement") is hereby deleted and the following substituted therefor:
"$5,000,000".

               (b) Section 1.3 of the Trade Financing Agreement is hereby deleted in its entirety and the following substituted therefor:

            "1.3 No Credits shall be available unless on the date of the proposed issuance of any Credit, the revolving loans available to Borrower under the Agreement (subject to the Maximum Credit) are equal to or greater than: (i) if the proposed Credit is for the purpose of purchasing Eligible Inventory, the sum of (A) the applicable percentage with respect to the type of Eligible Inventory being purchased as set forth in Section 2 of the letter agreement with respect to the inventory loans between you and us of the cost of such Eligible Inventory, plus (B) freight, taxes, duty and other amounts which you estimate must be paid in connection with such Inventory upon arrival and for delivery to one of our locations for Eligible Inventory within the United States of America and (ii) if the proposed Credit is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by you with respect thereto."

         (c) Section 1.8 of the Trade Financing Agreement is hereby deleted in its entirety and the following substituted therefor:

            "1.8. In addition to all other fees, charges and expenses payable under the Agreement, this Supplement, and to any bank or other issuer or correspondent in connection with any Credit, we agree to pay you a letter of credit fee at a rate equal to two and one-half (2 1/2%) percent per annum on the daily outstanding balance of all outstanding Credits for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination or non-renewal of the Agreement. We also agree to pay you, your and any bank's, other issuer's or correspondent's customary charges for amendments, extensions and administration relating to any Credit, which charges shall be due and payable on the first day of the month following the date of incurrence and, at your option may be changed to any of our account(s) maintained by you."

         10. Indebtedness.

               Section 4.6(i) of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

               "(i) contingent Indebtedness of Borrower to Sureties pursuant to certain agreements of indemnity between Borrower and such parties, true, correct and complete copies of which have been delivered by Borrower to Congress, to reimburse and indemnify the Sureties for amounts paid by any of them under any bond, indemnity, guarantee, contract of suretyship or other instrument which any Surety has issued for the benefit of Borrower to an Account Debtor; provided, that:

               (i) Congress shall receive not less than two (2) business days prior written notice of the issuance of any such bond, indemnity, guarantee, contract of suretyship, other instrument or other obligation by any of the Sureties, which notice shall identify the contract of Borrower to which such bond, indemnity, guarantee, contract of suretyship, other instrument or other obligation relates, the total amount payable to Borrower under the contract, the amount of the bond, indemnity, guarantee, contract of suretyship, other instrument or other obligation, the liability of Borrower to the Surety in connection therewith, a copy of the contract of Borrower to which such bond or other obligation relates, together with such other information with respect thereto as Congress may at any time and from time to time require;

                 (ii) at the time of and after incurring such indebtedness, no
            Event of Default, or act, condition or event which with notice or passage of time both would constitute an Event of Default shall exist or have occurred;

                 (iii) the aggregate amount of such contingent Indebtedness outstanding at any one time shall not exceed $20,000,000;

                 (iv) all Inventory identifiable to a Bonded Contract shall be segregated from the other Inventory of Borrower and shall not be considered Eligible Inventory;

                 (v) on a monthly basis or more frequently as Congress may
            request, Congress shall receive a report of all of the outstanding contingent Indebtedness of Borrower to any Surety, including the amount of the outstanding Accounts arising under Bonded Contracts, the amount of the bonds, indemnity, guarantee, contract of suretyship or other instrument or the obligations then outstanding, the scope and nature of such bonds or the obligation, and such other information with respect thereto as Congress may request;

                 (vi) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower, or on its behalf, concurrently with the sending thereof, as the case may be."

         11. Net Worth. Section 4.14 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

                 "4.14 Net Worth. Borrower shall, at the end of each fiscal quarter, have a Consolidated Net Worth of not less than $11,000,000; provided, that, in the event of any sale or issuance of capital stock by Borrower or its shareholders, on and after the effective date of such sale or issuance, Borrower shall, at the end of each fiscal quarter, have a Consolidated Net Worth of not less than the amount equal to the sum of: (a) $11,000,000 plus
            (b) seventy-five (75%) percent of the net cash proceeds (after deducting underwriting commissions and discounts, if any, and all other expenses related directly to such sale or issuance) received by Borrower pursuant to the sale or issuance of such capital stock."

         12. Working Capital. Section 4.15 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

            "4.15 Working Capital. Borrower shall, at the end of each fiscal quarter, have Consolidated Working Capital of not less than $2,000,000."

         13. Termination.

               (a) Section 9.1 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

                   "9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending March 3, 1998 (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement on the Renewal Date or on the anniversary of the Renewal Date in any year by giving the other party at least sixty (60) days prior written notice by registered or certified mail, return receipt requested, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence and continuation of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such Obligations have been fully discharged."

               (b) Section 9.2 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

            "9.2 If you terminate this Agreement upon the occurrence of an Event of Default or at our request, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such termination, an early termination fee in an amount equal to: (a) two percent (2%) of the Maximum Credit if such termination occurs on or prior to March 3, 1996; (b) one percent (1%) of the Maximum Credit if such termination occurs after March 3, 1996 but on or prior to March 3, 1997; or (c) one percent (1%) of the Maximum Credit if such termination occurs after March 3, 1997 but prior to the Renewal Date. Such termination fee shall be presumed to be the amount of damages sustained by said early termination and we agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this paragraph 9.2 shall be deemed included in the Obligations."

         14. Capital Expenditures. Section 4.16 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:
"Intentionally omitted."

         15. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (b) Borrower has obtained or received all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by the Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower.

               (c) No material adverse change in the business, operations, profits or prospects of Borrower or in the condition of the assets of Borrower shall have occurred since the date of the last field examination by Congress of Borrower.

               (d) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         16. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Congress and its counsel:

               (a) Borrower shall have received the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

               (c) Congress shall have received evidence, in form and substance satisfactory to Congress, that Borrower has obtained all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by this Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower;

               (d) Congress shall have received, in form and substance satisfactory to Congress, an original of the Second Amended and Restated Term Promissory Note, dated of even date herewith, made by Borrower payable to Congress in the original principal amount of $8,400,000, duly authorized, executed and delivered by Borrower; and

               (e) Congress shall have received, in form and substance satisfactory to Congress, an original of this Amendment, duly authorized, executed and delivered by Borrower, EFJ Partners, William Weksel and Robert H. Davies.

         17. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         18. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

         19. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         20. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         21. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.

                                   Very truly yours,

                                   E.F. JOHNSON COMPANY

                                   By:           [SIG]
                                      ----------------------------------
                                   Title:
                                         -------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:            [SIG]
   ----------------------------------
Title:
      -------------------------------

EFJ PARTNERS, a general
partnership

By:            [SIG]
   ----------------------------------
Title: General Partner

          [SIG]
-------------------------------------
WILLIAM WEKSEL, individually

                                    EXHIBIT A
                                       to
                     AMENDMENT NO. 4 TO FINANCING AGREEMENTS


   Time Period                              Consolidated Net Worth*
   -----------                              ----------------------
12/31/94  -   3/30/95                            11,946,000
 3/31/95  -   6/29/95                            11,971,000
 6/30/95  -   9/29/95                            12,757,000
 9/30/95  -  12/30/95                            14,309,000
12/31/95  -   3/30/96                            16,794,000
 3/31/96  -   6/29/96                            17,294,000
 6/30/96  -   9/29/96                            17,794,000
 9/30/96  -  12/30/96                            18,294,000
12/31/96  -   3/30/97                            18,794,000
 3/31/97  -   6/29/97                            19,294,000
 6/30/97  -   9/29/97                            19,794,000
 9/30/97  -  12/30/97                            20,294,000
12/31/97  and  at all                            20,794,000
times thereafter


      * For purposes of this Exhibit A, Consolidated Net Worth does not include any net cash proceeds received by Borrower pursuant to the sale or issuance of capital stock.

                     AMENDMENT No. 5 TO FINANCING AGREEMENTS

                                                   March 14, 1995

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Accounts Agreement"), the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Covenant Supplement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993, Amendment No. 2 to Financing Agreements, dated as of October 4, 1993, Amendment No. 3 to Financing Agreements, dated August 4, 1994, Amendment No. 4 to Financing Agreements, dated March 3, 1995 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        On November 29, 1994, Borrower formed a wholly-owned subsidiary known as EFJ Communications Inc., a Minnesota corporation ("EFJ Communications"). Borrower has made arrangements with the United States Federal Communications Commission ("FCC") to transfer to EFJ Communications the licenses issued by the FCC to Borrower listed on Exhibit A hereto (collectively, the "FCC Licenses").

        Borrower plans to issue and sell 925,850 shares of its Series I Class B Preferred Shares ("Series I Preferred Stock") and a warrant to purchase up to 291,790 shares of the common stock of Borrower, to Securicor Communications Inc., a Delaware corporation ("Securicor"), pursuant to the Stock Purchase Agreement dated March 14, 1995 between Borrower and Securicor (the "Stock Purchase Agreement"). In addition, Securicor may make unsecured subordinated loans to Borrower. The Indebtedness of Borrower to Securicor arising pursuant to such loans will be evidenced by 11% Junior Subordinated Notes in the form included as an exhibit to the Stock Purchase Agreement (the "Junior Subordinated Notes").

        Borrower has requested that Congress consent to the foregoing and agree to certain amendments to the Financing Agreements and Congress is willing to consent to the foregoing and agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this Amendment.

        In consideration of the foregoing, the parties hereto agree as follows:

        1. Definitions.

            (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Financing Agreements are hereby amended to include, in addition and not in limitation, each of the following:

                  (i) "Amendment No. 5" shall mean the Amendment No. 5 to Financing Agreements, dated as of even date hereof, between Congress, Borrower, EFJ Partners, Weksel and EFJ Communications, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (ii)"EFJ Communications" shall mean EFJ Communications Inc., a Minnesota Corporation, and its successors and assigns.

                  (iii) "EFJ Communications Assets" shall mean the assets of Borrower transferred to EFJ Communications, including, but not limited to, the FCC licenses set forth on Exhibit A to Amendment No. 5.

                  (iv)"Junior Subordinated Notes" shall mean, collectively, the 11% Junior Subordinated Notes to be issued by Borrower payable to the order of Securicor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (v) "Securicor" shall mean Securicor Communications Inc., a Delaware corporation, and its successors and assigns.

            (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

        2. Consent to Transfer of Assets, Sale of Stock and to Securicor Loans. Subject to the terms and conditions contained herein, Congress hereby consents to: (a) the formation by Borrower of EFJ Communications, (b) the capital contribution by Borrower to EFJ Communications as of the date hereof, (c) the transfer by Borrower to EFJ Communications of the EFJ Communications Assets, (d) the issuance and sale of the Series I Preferred Stock to Securicor pursuant to the Stock Purchase Agreement and (e) the loans by Securicor to Borrower evidenced by the Junior Subordinated Notes.

      3. Investments. Section 4.8 of the Covenant Supplement is hereby amended by adding a new Section 4.8(e) thereto as follows:

        "(e) the capital contribution by Borrower to EFJ Communications of the EFJ Communications Assets."

      4. Indebtedness. Section 4.6(j) of the Covenant Supplement is hereby amended by adding a new Section 4.6(j) thereto as follows:

        "(j) the unsecured Indebtedness of Borrower to Securicor arising after the date hereof evidenced by the Junior Subordinated Notes as in effect on the dates of the execution thereof, which Indebtedness is subject and subordinate in right of payment to the right of Congress to receive the prior full and final payment of all of the Obligations; provided, that:
        (i) the total principal amount of such Indebtedness thereunder shall not exceed $5,000,000, less all repayments of principal in respect thereof, plus interest thereon at the rate set forth in the Junior Subordinated Notes as in effect on the dates of the execution thereof, (ii) Congress shall have received not less than five (5) business days prior written notice of the intention to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Congress, the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Congress may reasonably request with respect thereto, (iii) Congress shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness,
        (iv) on and before the date of incurring such Indebtedness and after giving effect thereto, no Event of Default, or event which with the passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing, (v) Congress shall have received, in form and substance satisfactory to Congress, a subordination agreement between Congress and Securicor, providing for the terms of the subordination in right of payment of the Indebtedness of Borrower to Securicor to the payment of the

        Obligations and related matters, duly authorized, executed and delivered by each of Securicor and Borrower, (vi) the terms and conditions of such Indebtedness shall, in all respects, be reasonably satisfactory to Congress, (vii) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other nonmandatory payments, except that until an Event of Default, or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing, Borrower may make regularly scheduled payments of interest in accordance with the terms of the Junior Subordinated Notes as in effect on the date of the execution thereof, (viii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (ix) Borrower shall furnish to Congress all notices, demands or other materials in connection with such Indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

        5. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

            (b) Borrower has obtained or received all required consents and approvals of any persons other than Congress in connection with (i) the transfer of the EFJ Communications Assets to EFJ Communications, (ii) the issuance and sale of the Series I Preferred Stock to Securicor pursuant to the Stock Purchase Agreement, (iii) the loans by Securicor to Borrower evidenced by the Junior Subordinated Notes and (iv) the amendments contemplated by this Amendment.

            (c) As of the date hereof, Borrower is the direct and beneficial owner and holder of one hundred (100%) percent of all of the issued and outstanding shares of common stock of EFJ

Communications, free and clear of all claims and encumbrances, other than the liens of Congress and restrictions under any agreements among the stockholders of EFJ Communications. All such shares are fully paid and non-assessable.

            (d) No court of competent jurisdictions has issued any injunction, restraining order or other order which prohibits consummation of the transactions consented to by Congress herein and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions consented to by Congress herein.

            (e) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        6. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Congress and its counsel:

            (a) Borrower shall have received the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

            (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

            (c) Congress shall have received evidence, in form and substance satisfactory to Congress, that Borrower has obtained all required consents and approvals of any persons other than Congress in connection with (i) the transfer of the EFJ Communications Assets to EFJ Communications, (ii) the issuance and sale of the Series I Preferred Stock to Securicor pursuant to the Stock Purchase Agreement, (iii) the loans by Securicor to Borrower evidenced by the Junior Subordinated Notes and (iv) the amendments contemplated by this Amendment.

            (d) Congress shall have received the originals of the stock certificates representing all of the issued and outstanding shares of capital stock of EFJ Communications owned by Borrower, together with stock powers duly executed in blank by Borrower with respect thereto;

            (e) all requisite corporate action and proceedings in connection with this Amendment shall be in form and substance satisfactory to Congress, and Congress shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Congress may have reasonably requested in connection therewith, such documents when requested by Congress or its counsel to be certified by appropriate corporate officers or governmental authorities;

            (f) Congress shall have received, in form and substance satisfactory to Congress, (i) a Pledge and Security Agreement by Borrower in favor of Congress with respect to all of the outstanding shares of capital stock of EFJ Communications owned by Borrower, (ii) a Guarantee and Waiver, by EFJ Communications in favor of Congress of the obligations of Borrower to Congress,
(iii) a General Security Agreement by EFJ Communications in favor of Congress;
(iv) UCC-1 financing statements between EFJ Communications, as debtor, and Congress, as secured party, duly authorized, executed and delivered by Borrower and EFJ Communications;

            (g) Borrower shall have received not less than $9,999,900 in cash or other immediately available funds constituting proceeds from the issuance and sale of the Series I Preferred Stock to Securicor;

            (h) Congress shall have received, in cash or other immediately available funds for application to the Obligations in such order and manner as Congress shall determine, the amount of $2,154,352.08 representing a portion of the proceeds payable to Borrower from the issuance and sale of the Series I Preferred Stock to Securicor pursuant to the Stock Purchase Agreement (as in effect on the date hereof), the balance of which has been paid by Borrower to Linear Modulation Technology, Limited for the purchase of technology in accordance with the terms of the Stock Purchase Agreement (as in effect on the date hereof) and to Securicor in settlement of certain of the existing indebtedness of Borrower owing to Securicor; and

            (i) Congress shall have received, in form and substance satisfactory to Congress, an original of this Amendment, duly authorized, executed and delivered by Borrower, EFJ Partners, William Weksel and EFJ Communications.

      7. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

      8. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

        9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

        10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                                       Very truly yours,

                                       E.F. JOHNSON COMPANY

                                       By:  [SIG]
                                            ------------------------------------

                                       Title:  Vice Chairman
                                               ---------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By: [SIG]
    ---------------------------------

Title: Asst VP
       ------------------------------

EFJ PARTNERS, a general partnership

By: [SIG]
    ---------------------------------

Title: General Partner

EFJ COMMUNICATIONS, INC.

By: [SIG]
    ---------------------------------

Title: Vice Chairman
       ------------------------------

-------------------------------------
WILLIAM WEKSEL, individually
be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

      9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                                       Very truly yours,

                                       E.F. JOHNSON COMPANY

                                       By:
                                            ------------------------------------

                                       Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:
    ---------------------------------

Title:
       ------------------------------

EFJ PARTNERS, a general partnership

By:
    ---------------------------------

Title: General Partner

EFJ COMMUNICATIONS, INC.

By:
    ---------------------------------

Title:
       ------------------------------

/s/ WILLIAM WEKSEL
-------------------------------------
WILLIAM WEKSEL, individually

                                    EXHIBIT A

                                       to

                     AMENDMENT NO. 5 TO FINANCING AGREEMENTS

  List of licenses in the name of EFJ Communications Inc.

     Call          Transmitter Location/                                     Type of
     Sign          Site Coordinates                                          Service
     ----          ----------------                                          -------
     KLJ860        Us Nationwide                                             IB
                   (used for equipment demonstrations)

     WNHA456       Acree, GA                                                 YX
                   31 32 57 N 084 00 19 W
                   (license held for Rodd Electronics)

     WNHX915       Ashville, NC                                              YX
                   35 36 04 N 082 39 06 W
                   (license held for Whitley Communication
                   Service)

     WNIC919       Biloxi, MS                                                YX*
                   30 25 55 N 088 57 23 W
                   (license held for Gulf States Systems)

     WNGV226       Borger, TX                                                YX
                   35 38 27 N 101 29 55 W
                   (license held for Pittencrieff Communications)

     WNZX470       Burley, ID                                                YX*
                   42 19 36 N 113 39 20 W
                   (license held for Radio Service Company)

     WNXH854       Burnsville, MN                                            YX
                   44 44 42 N 093 16 36 W
                   (license for Jeffrey Fuller and staff)

     WNJI714       Columbia, SC                                              YX
                   34 08 23 N 081 03 22 W
                   (license held for South Carolina Comms. Ltd.)

     WNAU560       Copeland, KS                                              YX*
                   37 30 10 N 100 54 22 W
                   (license held for Meade TV & Two Way)

     WPBD582       Dakota, MN (WNXH854)                                      YB
                   70 MIRA 44 44 42 N 093 16 36 W                            (SMR end
                   (license applied for to load SMR system for               user)
                   dealer)

     WNQU982       Dixon, IL                                                 YX*/**
                   41 53 52 N 089 36 20 W
                   (pursuant to Business Marketing Agreement with
                   Radio Ranch, Inc.)

     WNRY874       Durham, NC (WNBW509)                                      YB
                   40 MIRA 36 03 40 N 078 57 16 W                            (SMR end
                   (license applied for to load SMR system)                  user)

     WNWN359       Eufaula, AL                                               YX*
                   31 54 30 N 085 09 51 W
                   (license held for Palmer Communications)

     WNNG700       Fond Du Lac, WI                                           YX
                   43 47 57 N 088 22 25 W
                   (pursuant to Business Marketing Agreement with
                   Communications Electronics)

     WNHS600       Fort Wayne, IN                                            YX*
                   41 06 25 N 085 11 46 W
                   (pursuant to Business Marketing Agreement with
                   Parkerson Electronics)

     WNGC334       Garner, IA                                                YX
                   43 06 08 N 093 35 51 W
                   (license held for Electronic Specialties)

     WNXS394       Gilmore City, IA                                          YX
                   42 43 45 N 094 26 33 W
                   (license held for Electronic Specialties)

     WNFW626       Glendi, VA                                                YX**
                   38 26 45 N 077 31 49 W
                   (license held for Mid Atlantic Communications)

     Pending       Gretna, FL                                                YX
                   30 33 24 N 084 36 05 W
                   (license applied for CHQ/Liberty Bell)

     WNHA514       Hanover Township, PA                                      YX
                   41 10 58 N 075 52 26 W
                   (license held for Industrial Electronics)

     WNSQ809       Hennepin, MN (KNAP937)                                    YB
                   25 MIRA 44 58 32 N 093 16 18 W                            (SMR end
                   (license held for the Company's employees)                user)

     WZV242        Houston, TX                                               GX
                   29 44 13 N 095 27 39 W
                   (purchased by Nextel)

     WXV926        Houston, TX                                               GX
                   29 44 13 N 095 27 39 W
                   (purchased by Nextel)

     WZC830        Houston, TX                                               GX
                   29 44 13 N 095 27 39 W
                   (purchased by Nextel)

     WYH435        Houston, TX                                               GX
                   29 44 13 N 095 27 39 W
                   (purchased by Nextel)

     WXE787        Houston, TX                                               GX
                   29 44 13 N 093 27 39 W
                   (purchased by Nextel)

     WNRE815       Jackson, MS                                               YX***
                   32 16 25 N 090 11 53 W
                   (license held for Gulf States Systems)

     WNRI505       Jefferson City, MO                                        YX
                   38 33 15 N 092 12 00 W
                   (pursuant to Business Marketing Agreement with
                   Central Mobile Phone)

     WNZX471       Jerome, ID                                                YX*
                   42 43 42 N 114 24 43 W
                   (license held for Radio Service Company)

     WNGC376       Kelso, WA                                                 YX
                   46 09 51 N 122 51 31 13 W
                   (license held for Questar)

     KNIY865       Lakeside, MT                                              YX*
                   48 00 40 N 114 21 48 W
                   (license held for Grice Communications;
                   Mobilephone operating the system)

     WNPE218       Lanai, HI                                                 YX*
                   20 50 00 N 156 48 50 W
                   (license held for Harmer Radio & Electronics)

     KNJH433       Little Rock, AR                                           YX
                   34 47 31 N 092 28 38 W
                   (license held for Central Arkansas Radio
                   Systems)

     WNDX296       Manitou, CO                                               YX
                   38 44 38 N 104 51 39 W
                   (license held for Questar)

     WNIT711       Martinsville, VA                                          YX*
                   36 42 16 N 079 50 06 W
                   (license held for Professional Communications)

     Pending       Milford, IA                                               YX
                   43 19 32 N 095 08 45 W
                   (license applied for Electronic Specialties due
                   to 40 mile conflict)

     WPEM265       Mount Holly Springs, PA                                   GX
                   40 05 34 N 077 12 59 W
                   (license held for Industrial Electronics)

     WNSK781       New Hampton, IA                                           YX
                   43 02 46 N 092 18 09 W
                   (license held for Circle K Communications)

     WNKE856       New Castle, OK                                            YX*
                   35 12 07 N 097 35 18 W
                   (license held for Leon's Radio)

     WNGC380       Olympia, WA                                               YX
                   46 58 23 N 123 08 41 W
                   (license held for Questar)

     WPFF224       Port Royal, PA                                            YX
                   40 28 43 N 077 23 05  W
                   (license held for Centre Communications)

     WNYQ871       St. Tammany, LA (WNHJ738)                                 YB
                   45 MIRA 30 23 07 N 089 55 20 W                            (SMR end
                   (license held for Two Way Communications)                 user)

     KNJH484       Sandia Crest, NM                                          YX****
                   35 13 00 N 106 27 07 W
                   (license held for Pittencrieff Communications)

     WNFW757       Searcy, AR                                                YX
                   35 12 41 N 091 48 26 W
                   (purpose of license unknown)

     WNGW915       Shelby, TN (KNHH640)                                      YB
                   30 MIRA 35 09 17 N 089 49 20 W                            (SMR end
                   (license applied for to load SMR system for               user)
                   dealer)

     KNIY901       Sioux City, IA                                            YX
                   42 29 39 N 096 24 54 W
                   (license held for Tri State Communications)

     WNXW290       Sky Valley, CA                                            YX
                   33 51 57 N 116 25 56 W
                   (license held for Applied Technology)

     KNJH505       Spokane, WA                                               YX*
                   47 34 14 N 117 04 56 W
                   (pursuant to Business Marketing Agreement with
                   Industrial Communications)

     WNRB672       Springdale, AR                                            YX*
                   36 11 18 N 094 05 27 W
                   (pursuant to Business Marketing Agreement with
                   Smith Two Way)

     WNQS449       Summit, MS                                                YX*
                   31 16 40 N 090 26 56 W
                   (license held for A & H Communications)

     Pending       Swea City, IA                                             YX
                   43 23 10 N 094 18 40 W
                   (license applied for Electronic Specialties due
                   to 40 mile conflict)

     WPED591       Tonawanda, NY                                             YX
                   42 59 23 N 078 51 15 W
                   (license held for FM Communications)

     WNGC439       Tucson, AZ                                                XY
                   32 26 00 N 110 46 51 W
                   (J-Net contract with Master Communications)

     WNIT716       Vienna, WV                                                YX
                   39 20 38 N 081 29 48 W
                   (license hold for Miller Communications)

     WNAY686       Waco, TX                                                  YX
                   31 33 03 N 097 08 57 W
                   (license held for Pittencrieff Communications)

     WNPP594       Wanchese, NC                                              YX*
                   35 50 44 N 075 38 50 W
                   (pursuant to Business Marketing Agreement with
                   Mid Atlantic Communications)

     KYH850        Waseca, MN                                                IX
                   44 04 07 N 093 30 37 W
                   (license held for the Company's manufacturing)

     KAD4226       Waseca, MN                                                ZA
                   44 04 07 N 093 30 37 W
                   (license held for the Company's employees)

     WNSV860       Waseca, MN                                                IB
                   75 MIRA 44 04 07 N 093 30 37 W
                   (license held for the Company's manufacturing)

     KAB1055       Waseca, MN                                                ZA
                   44 04 47 N 093 30 37 W
                   (license held for the Company's employees)

     WPEF462       Waterloo, IA                                              YX
                   42 25 16 N 092 19 00 W
                   (license held for Circle K Communications)

     WNGQ408       Pierce, Olympia, Issaquah, Quilcence, Mount               YB
                   Vernon, WA (KNJA564, KNGR395, KNEM363, KNGR386)           (SMR end
                   70 MIRA                                                   user)
                   (license applied for to load SMR system for dealer)

     WIK669        Williamstown, NJ                                          IB
                   39 40 57 N 075 01 43 W
                   (license held for Atlantic Coast Communications)

     WNAJ774       Wisconsin Rapids, WI                                      YX
                   44 22 28 N 089 43 09 2 W
                   (license held for Air Communications of Central WI)

*       These licenses are in the process of being assigned as shown:

      WNIC919  -  Gulf States Systems (filed 7/13/94)
      WNQU982  -  Radio Ranch, Inc. (filed 10/25/94)
      WNWN359  -  Garbo Dispatch Communications (filed 12/9/94)
      WNHS600  -  Communications Alert (filed 11/4/94)
      WNFW626  -  Mid Atlantic Communications
      WNPE218  -  Harmer Radio & Electronics (filed 8/30/94)
      WNIT711  -  Professional Communications Inc.
      KNJH505  -  Industrial Communnications, Inc. (filed 10/25/94)
      WNRB672  -  Smith Two Way (filed 11/9/93)
      WNQS449  -  A & H Communications
      WNPP594  -  Mid Atlantic Communications
      WNZX471  -  Radio Service Company
      WNZX470  -  Radio Service Company (filed 1/17/95)
      WNAU560  -  SWK Leasing filed 2/7/95)
      KNIY865  -  Richon, Inc.

** Finder's Preference pending against this license by Laura Lee Fairbanks. Filed on 6/30/94.

*** Finder's Preference pending against this license by DKM, Incorporated. Filed on 7/15/94

**** The Finder's Preference pending against this license was withdrawn on January 13, 1995. The FCC has not corrected its list to reflect such action.

                     AMENDMENT NO. 6 TO FINANCING AGREEMENTS

                                  July 29, 1996

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Accounts Agreement"), the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Covenant Supplement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993, Amendment No. 2 to Financing Agreements, dated as of October 4, 1993, Amendment No. 3 to Financing Agreements dated August 4, 1994, Amendment No. 4 to Financing Agreements, dated March 3, 1995 and Amendment No. 5 to Financing Agreements, dated March 14, 1995 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        Borrower has requested that Congress agree to certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions contained herein. Borrower and Congress desire and intend to evidence such amendments by this Amendment.

        In consideration of the foregoing, the parties hereto agree as follows:

        1.     Definitions.

        (a) Additional Definitions. As used herein, the term "Amendment No. 6" shall mean the Amendment No. 6 to Financing Agreements, dated as of even date hereof, by and among Congress, Borrower, EFJ Partners, EFJ Communications Inc., Weksel and Robert H. Davies, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced and the Financing Agreements are hereby amended to include, in addition and not in limitation, such definition.

        (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

        2. Loans on Accounts. Section 2.1 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

                "2.1 You shall, in your discretion, make loans to us from time to time, at our request, of up to the following percentages of the Net Amount of Eligible Accounts (or such greater or lesser percentage as you shall in your sole discretion determine from time to time): (a) eighty-five (85%) percent of the Net Amount of Eligible Accounts (other than Accounts arising from the sale or installation of radio systems or networks) and (b) seventy (70%) percent of the Net Amount of Eligible Accounts arising from the sale or installation of radio systems or networks; provided that, in the event that the Consolidated Net Worth of Borrower does not, at any time, equal or exceed the sum of the amounts set forth on Exhibit A to Amendment No. 6 for the applicable period set forth therein, plus ninety (90%) percent of the net cash proceeds received by Borrower pursuant to the sale or issuance of capital stock (after deducting underwriting commissions and discounts, if any, and all other expenses related directly to such sale or issuance), you may, at your option, either reduce such percentage with respect to the Net Amount of Eligible Accounts arising from the sale or installation of radio systems or networks or no longer consider such Accounts as Eligible Accounts."

        3. Net Worth. Section 4.14 of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

                "4.14 Net Worth. Borrower shall, at the end of each fiscal quarter, have a Consolidated Net Worth of not less than the amount set forth on Exhibit A to Amendment No. 6 for the applicable period set forth therein; provided, that, in the event of any sale or issuance of capital stock by Borrower or its shareholders, on and after the effective date of such sale or issuance, Borrower shall, at the end of each fiscal quarter, have a Consolidated Net Worth of not less than the amount equal to the sum of: (a) the amount set forth on Exhibit A to Amendment No. 6 for the applicable period set forth therein plus
                (b) seventy-five (75%) percent of the net cash proceeds (after deducting underwriting commissions and discounts, if any, and all other expenses related directly to such sale or issuance) received by Borrower pursuant to the sale or issuance of such capital stock."

        4. Amendment Fee. Borrower shall pay to Congress a fee in the amount of $35,000, which amount shall be payable simultaneously with the execution hereof and shall be deemed fully earned as of the date hereof. Such fee, may, at Congress' option be charged directly to any account of Borrower maintained with Congress.

        5. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (b) Borrower has obtained or received all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by the Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower.

               (c) No material adverse change in the business, operations, profits or prospects of Borrower or in the condition of the assets of Borrower shall have occurred since the date of the last field examination by Congress of Borrower.

               (d) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        6. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Congress and its counsel:

               (a) Borrower shall have received the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

               (c) Congress shall have received evidence, in form and substance satisfactory to Congress, that Borrower has obtained all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by this Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower; and

               (d) Congress shall have received, in form and substance satisfactory to Congress, an original of this Amendment, duly authorized, executed and delivered by Borrower, EFJ Partners, EFJ Communications Inc., Weksel and Robert H. Davies.

        7. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

        8. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

        9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

        10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.

                                    Very truly yours,

                                    E.F. JOHNSON COMPANY

                                    By:  /s/       WILLIAM WEKSEL
                                       -----------------------------------------
                                    Title:           President


ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:  /s/ [sig] ???????????
   ----------------------------------
Title:     Vice President

EFJ PARTNERS, a general partnership

By:  /s/    WILLIAM WEKSEL
   ----------------------------------
Title:     General Partner

EFJ COMMUNICATIONS, INC.

By:  /s/    WILLIAM WEKSEL
   ----------------------------------
Title:        President

           WILLIAM WEKSEL
-------------------------------------
WILLIAM WEKSEL, individually

          ROBERT H. DAVIES
-------------------------------------
ROBERT H. DAVIES, individually

                                    EXHIBIT A
                                       to
                     AMENDMENT NO. 6 TO FINANCING AGREEMENTS


   Time Period                           Consolidated Net Worth
   -----------                           ----------------------
10/1/95 - 12/31/95                            12,906,000
  1/1/96 - 6/30/96                             7,515,000
  7/1/96 - 9/30/96                             7,656,000
10/1/96 - 12/31/96                             7,727,000
  1/1/97 - 3/31/97                             9,168,000
  4/l/97 - 6/30/97                            10,968,000
  7/l/97 - 9/30/97                            12,768,000
10/1/97 - 12/31/97                            14,928,000
  1/l/98 - 3/31/98                            17,547,000
and at all times thereafter

----------
        * For purposes of this Exhibit A, Consolidated Net Worth does not include any net cash proceeds received by Borrower pursuant to the sale or issuance of capital stock.

                                                                        [6/9/97]



                     AMENDMENT NO. 7 TO FINANCING AGREEMENTS

                                 June ___, 1997

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Accounts Agreement"), the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between
Congress and Borrower (the "Covenant Supplement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993, Amendment No. 2 to Financing Agreements, dated as of October 4, 1993, Amendment No. 3 to Financing Agreements dated August 4, 1994, Amendment No. 4 to Financing Agreements, dated March 3, 1995, Amendment No. 5 to Financing Agreements, dated March 14, 1995 and Amendment No. 6 to Financing Agreements, dated July 29, 1996 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        Borrower has requested that Lender (a) consent to the contingent indebtedness of Borrower to Transcrypt International, Inc. ("Transcrypt") with respect to letter or letters of credit to be issued for the account of Transcrypt payable to Acstar Insurance Company ("Acstar") or another surety in respect of bid and performance bonds issued or to be issued by Acstar or such other surety for the benefit of Borrower, (b) consent to the license by Borrower to Transcrypt of certain intellectual property pursuant to the Transcrypt License Agreement (as hereinafter defined), (c) consent to the subordinate security interests and liens of Transcrypt in the assets of Borrower and (d) agree to certain amendments to the Financing Agreements in connection therewith.

        Congress is willing to consent to such indebtedness, license and liens and agree to such amendments, subject to the terms and sale conditions contained herein. By this Amendment, Congress and Borrower desire and intend to evidence such consents and amendments.

        In consideration of the foregoing, the parties hereto agree as follows:

        1. Definitions.

               (a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Accounts Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

                      (i) "Acstar" shall mean Acstar Insurance Company, an Illinois corporation, and its successors and assigns.

                      (ii) "Surety Letters of Credit" shall mean, individually and collectively, letters of credit from time to time issued by Norwest Bank Minnesota, National Association for the account of Transcrypt payable to any bonding company (including Acstar) as beneficiary to induce such bonding company to issue or continue to issue bid or performance bonds to customers of Borrower in connection with goods sold and services rendered by Borrower to such customers in the ordinary course of the business of Borrower.

                      (iii) "Transcrypt" shall mean Transcrypt International, Inc., a Delaware corporation, and its successors and assigns.

                      (iv) "Transcrypt License Agreement" shall mean the License Agreement, dated June ___, 1997, by and among Transcrypt, Borrower, E.F. Johnson Communications, Inc. and E.F. Johnson International, Inc., as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

        2. Consent. Subject to the terms and conditions contained herein, Congress hereby confirms that it has no objection to (a) the contingent reimbursement obligations of Borrower to Transcrypt with respect to the Surety Letters of Credit, (b) the license by Borrower of certain intellectual property to Transcrypt pursuant to the Transcrypt License Agreement (as in effect on the date hereof) and (c) the security interests and liens of Transcrypt in the assets of Borrower which secure the contingent reimbursement obligations of Borrower to Transcrypt arising pursuant to the issuance of the Surety Letters of Credit as set forth in the letter of intent, dated June 6, 1997, between Borrower and Transcrypt, and which are junior in priority to the security interests and liens of Congress in the assets of Borrower.

        3. Indebtedness. Section 4.6 of the Covenant Supplement is hereby amended by adding a new Section 4.6(k) thereto as follows:

                "(k) contingent Indebtedness of Borrower to Transcrypt with respect to the Surety Letters of Credit as set forth in the [letter of intent, dated June 6, 1997, between Borrower and Transcrypt], a true, correct and complete copy of which has been delivered to Congress; provided, that, (i) Congress shall receive not less than ten (10) business days prior written notice of the issuance of any Surety Letter of Credit; (ii) upon the issuance of any Surety Letter of Credit, no Event of Default, or act, condition or event which with notice or passage of time both would constitute an Event of Default shall exist or have occurred; (iii) the aggregate amount of such contingent Indebtedness outstanding at any one time shall not exceed $2,000,000; and (iv) Borrower shall furnish to Congress all notices, demands or other materials concerning such Indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower, or on its behalf, concurrently with the sending thereof, as the case may be."

        4. Limitation on Liens. Section 4.7 of the Covenant Supplement is hereby amended by adding a new Section 4.7(f) thereto as follows:

                "(f) the license by Borrower of certain intellectual property to Transcrypt pursuant to the Transcrypt License Agreement and the liens and security interests of Transcrypt on the assets of Borrower to secure the Indebtedness of Borrower to Transcrypt permitted under Section 4.6(k) hereof, which liens and security interests are, in all respects, subject and subordinate in priority to the liens and security interests of Congress pursuant to the Intercreditor Agreement between Congress and Transcrypt."

        5. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) Transcrypt shall deliver to Acstar on the date hereof Surety Letters of Credit with a face amount of $_________ . Immediately upon the receipt by Acstar of such Surety Letters of Credit from Transcrypt, Borrower shall cause Acstar to remit directly to Congress in immediately available funds the amount of $_________ , currently held by Acstar as cash collateral for the obligations of Borrower to Acstar in respect of bid and performance bonds issued by Acstar for the benefit of Borrower.

               (b) Borrower has delivered, or caused to be delivered, true, correct and complete copies of the Transcrypt License Agreement and all other agreements by Borrower with, to or in favor of Transcrypt (including the letter of intent).

               (c) No Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

               (d) Borrower has obtained or received all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by the Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower.

               (e) No material adverse change in the business, operations profits or prospects of Borrower or in the condition of the assets of Borrower shall have occurred since the date of the list field examination by Congress of Borrower.

               (f) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        6. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Congress and its counsel:

               (a) Congress shall have received the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

               (c) Congress shall have received true, correct and complete copies of the Transcrypt License Agreement and all other agreements by Borrower with, to or in favor of Transcrypt (including the letter of intent);

               (d) Congress shall have received, in form and substance satisfactory to Congress, an Intercreditor Agreement between Congress and Transcrypt and acknowledged by Borrower, EFJ Partners, EFJ Communications, Weksel and Robert H. Davies, duly authorized, executed and delivered by the parties thereto;

               (e) Congress shall have received evidence, in form and substance satisfactory to Congress, that Borrower has obtained all required consents and approvals of any persons other than Congress in connection with the amendments contemplated by this Amendment, except for any consent or approval if the failure to obtain or receive the same will not have a material adverse effect on the business of Borrower; and

               (f) Congress shall have received, in form and substance satisfactory to Congress, an original of this Amendment, duly authorized, executed and delivered by Borrower, EFJ Partners, EFJ Communications Inc., Weksel and Robert H. Davies.

        7. Effect of this Agreement, Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Nothing contained herein shall be deemed to constitute the consent of Congress to any sale or other disposition of the assets of Borrower to Transcrypt or otherwise.

        8. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

        9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

        10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                                    Very truly yours,

                                    E.F. JOHNSON COMPANY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:
   ----------------------------------
Title:
      -------------------------------

EFJ PARTNERS, a general partnership

By:
   ----------------------------------
Title: General Partner


EFJ COMMUNICATIONS, INC.

By:
   ----------------------------------
Title:
      -------------------------------


-------------------------------------
WILLIAM WEKSEL, individually


-------------------------------------
ROBERT H. DAVIES, individually

        11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                                    Very truly yours,

                                    E.F. JOHNSON COMPANY

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ [SIG]
   ----------------------------------
Title:  Senior Vice President
      -------------------------------

EFJ PARTNERS, a general partnership

By:
   ----------------------------------
Title: General Partner


EFJ COMMUNICATIONS, INC.

By:
   ----------------------------------
Title:
      -------------------------------


-------------------------------------
WILLIAM WEKSEL, individually


-------------------------------------
ROBERT H. DAVIES, individually

        11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.


                                    Very truly yours,

                                    E.F. JOHNSON COMPANY

                                    By: /s/  WILLIAM WEKSEL
                                       -----------------------------------------
                                    Title:        CEO
                                          --------------------------------------

ACKNOWLEDGED AND AGREED:

CONGRESS FINANCIAL CORPORATION

By:
   ----------------------------------
Title:
      -------------------------------

EFJ PARTNERS, a general partnership

By:    /s/  WILLIAM WEKSEL
   ----------------------------------
Title:     General Partner
      -------------------------------

EFJ COMMUNICATIONS, INC.

By:    /s/  WILLIAM WEKSEL
   ----------------------------------
Title:      ?????????????
      -------------------------------

 /s/  WILLIAM WEKSEL
-------------------------------------
WILLIAM WEKSEL, individually

 /s/  ROBERT H. DAVIES
-------------------------------------
ROBERT H. DAVIES, individually


      [AMENDMENT NO. 8 TO FINANCING AGREEMENTS WILL BE FILED BY AMENDMENT]

                     AMENDMENT NO. 9 TO FINANCING AGREEMENTS


                                                                   July 31, 1997


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and E.F. Johnson Company, a Minnesota corporation (as survivor by merger with EFJ Acquisition Corp., a Delaware corporation, together with its successors and assigns, "Borrower") have entered into certain financing arrangements as set forth in the Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Accounts Agreement"), the Covenant Supplement to Accounts Financing Agreement [Security Agreement], dated July 31, 1992, between Congress and Borrower (the "Covenant Supplement"), and various other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated January 26, 1993, Amendment No. 2 to Financing Agreements, dated as of October 4, 1993, Amendment No. 3 to Financing Agreements dated August 4, 1994, Amendment No. 4 to Financing Agreements, dated March 3, 1995, Amendment No. 5 to Financing Agreements, dated March 14, 1995, Amendment No. 6 to Financing Agreements, dated July 29, 1996, Amended No. 7 to Financing Agreements, dated June 11, 1997 and Amendment No. 8 to Financing Agreements, dated July 22, 1997 (together with the Accounts Agreement, as the same are amended hereby and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

        Borrower has requested that Lender (a) consent to the sale of all of the issued and outstanding shares of common stock of Borrower by EFJ Partners to Transcrypt International, Inc. ("Transcrypt"), (b) consent to the purchase by Transcrypt of all of the securities of Borrower held by Securicor Radiocoms Limited and NorAm Energy Corp. and the cancellation of the indebtedness of Borrower to NorAm Energy Corp., (c) agree to terminate any and all guarantees of Borrower's obligations to Congress given by William Weksel, Deanna Weksel and Robert H. Davies, including the Limited Guarantee and Waiver, dated July 31, 1992, by William Weksel in favor of Congress, the Limited Guarantee and Waiver, dated June 5, 1995, by Robert H. Davies in favor of Congress and the Limited Guarantee and Waiver, dated November 15, 1996, by Deanna G. Weksel in favor of Congress, (d) agree to terminate the junior Participation Agreement between William Weksel and Congress and (e) agree to certain amendments to the Financing Agreements in connection therewith.

        Congress is willing to consent to such sale, purchases of securities, cancellation of indebtedness, termination of guarantees and participation agreement and agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Congress and Borrower desire and intend to evidence such consents and amendments.

        In consideration of the foregoing, the parties hereto agree as follows:

        1.     Definitions.

               (a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Accounts Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

                      (i) "Capital Stock" shall mean, with respect to any person, any and all shares, interests, participation or other equivalents (however designated) of such person's capital stock at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security that is exchangeable for or convertible into such capital stock).

                      (ii) "NorAm Purchase Agreements" shall mean, individually and collectively, the Preferred Stock Purchase Agreement, dated July 31, 1997, between NorAm and Transcrypt and all related agreements, documents and instruments by Borrower, Transcrypt and/or any of their Affiliates, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      (iii) "Purchase Agreements" shall mean, collectively, the Transcrypt Purchase Agreements, the NorAm Purchase Agreements and the Securicor Purchase Agreements.

                      (iv) "Securicor Purchase Agreements" shall mean, individually and collectively, the Series B Preferred Stock Purchase Agreement, dated July 31, 1997, between Securicor and Transcrypt and all related agreements, documents and instruments executed by Transcrypt, Borrower and/or any of their Affiliates, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      (v) "Transcrypt" shall mean Transcrypt International, Inc., a Delaware corporation, and its successors and assigns.

                      (vi) "Transcrypt Purchase Agreements" shall mean, individually and collectively, the Transcrypt Stock Purchase Agreement and all related agreements, documents and instruments executed by EFJ Partners, Borrower and/or any of their Affiliates, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                      (vii) "Transcrypt Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated July 31, 1997, between Transcrypt and EFJ Partners, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (b) Amendments to Definitions.

                      (i) All references to the term "Maximum Credit" herein and in the Accounts Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean $18,000,000.

                      (ii) All references to the term "NorAm" herein and in the Accounts Agreement and in the other Financing Agreements shall be deemed to mean, and each such reference shall mean, NorAm Energy Corp., a Delaware corporation formerly known as Arkla, Inc., and its successors and assigns.

                      (iii) All references to the term "Renewal Date" herein and in the Accounts Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean October 31, 1997.

                      (iv) The definition of "Consolidated Working Capital" in
Section 1.12 of the Covenant Supplement is hereby amended by adding the following to the end thereof: "provided, that, for purposes of this definition, current liabilities shall not included Indebtedness permitted under Section 4.6(e) hereof."

               (c) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the other Financing Agreements, unless otherwise defined herein.

        2. Change of Control. Subject to the terms and conditions contained herein, Congress hereby consents to the sale by EFJ Partners to Transcrypt of all of the issued and outstanding shares of Capital Stock of Borrower on or about the date hereof pursuant to the Transcrypt Stock Purchase Agreement as in effect on the date hereof (provided, that, the foregoing shall not be construed as a consent to or waiver of any Event of Default as a result of any other or subsequent change of majority control or ownership of Borrower).

        3. Cancellation of Indebtedness to NorAm and Securicor. Notwithstanding anything to the contrary contained in Sections 4.6(d) or 4.6(e) of the Covenant Supplement as to Indebtedness of Borrower to NorAm or Section 4.6(j) of the Covenant Supplement as to Indebtedness of Borrower to Securicor, but subject to the terms and conditions contained herein, (a) as of the date hereof, Transcrypt shall purchase all of the Capital Stock of Borrower owned by NorAm, including, without limitation, all contingent Indebtedness of Borrower to NorAm under the terms of the Preferred Stock; (b) as of the date hereof Transcrypt shall purchase the Series I Preferred Stock and any warrants at any time issued by Borrower to Securicor or otherwise arising under or in connection with the Stock Purchase Agreement, dated March 14, 1995, between Borrower and Securicor; (c) the total amount paid by Transcrypt to NorAm and Securicor in respect of all such shares of Capital Stock shall not exceed the aggregate amount of $10,000,000, which amount shall be paid only in the form of common stock of Transcrypt, (d) as of the date hereof, all of the outstanding Indebtedness of Borrower to NorAm and Securicor shall be cancelled so that Borrower shall have no further obligation or liability to NorAm or Securicor and (e) Congress shall have received such agreements, documents and instruments by NorAm and Securicor releasing Borrower and its Affiliates as Congress may reasonably require.

        4.     Indebtedness.

               (a) Sections 4.6(d), 4.6(f) and 4.6(j) of the Covenant Supplement are each hereby deleted in their entirety and the following substituted therefor: "intentionally omitted".

               (b) Section 4.6(e) of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor:

               "(e) unsecured Indebtedness of Borrower arising after the date hereof pursuant to loans in cash or other immediately available funds by Transcrypt to Borrower, provided, that, (i) such Indebtedness is subject and subordinate in right of payment to the right of Congress to receive the prior indefeasible payment and satisfaction in full of all of the Obligations, on substantially the terms set forth on Exhibit A to Amendment No. 9 hereto; (ii) the terms of such Indebtedness shall not require any payments in respect of the principal thereof or interest thereon at any time prior to the end of the then current term of this Agreement, and (iii) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayment or other non-mandatory payments."

        5. Transactions with Affiliates. Sections 4.9(b)(ii) and 4.9(b)(iii) of the Covenant Supplement are each hereby deleted in their entirety and the following substituted therefor: "intentionally omitted".

        6. Dividends. Section 4.10(b) of the Covenant Supplement is hereby deleted in its entirety and the following substituted therefor: "intentionally omitted".

        7. Net Worth. Effective on and after the date that Congress receives the financial statements referred to in Section 11 below, Section 4.14 of the Covenant Supplement shall be deleted in its entirety and the following substituted therefor:

                "4.14 Net Worth. Borrower shall, at all times maintain a Consolidated Net Worth of not less than the amount equal to: (a) the Consolidated Net Worth as set forth in the balance sheet of Borrower received by Congress pursuant to Section 11 of Amendment No. 9 hereto minus (b) $1,500,000."

        8. Working Capital. Effective on and after the date Congress receives the financial statements referred to in Section 11 below, Section 4.15 of the Covenant Supplement shall be deleted in its entirety and the following substituted therefor:

                "4.15 Working Capital. Borrower shall, at all times, maintain a Consolidated Working

                Capital of not less than the amount equal to: (a) the Consolidated Working Capital as set forth in the balance sheet of Borrower received by Congress pursuant to Section 11 of Amendment No. 9 hereto minus (b) $1,500,000."

        9. Unused Line Fee. Section 3.5 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

                "3.5 If the average outstanding daily principal balance of all loans by you to us under this Agreement or any Supplement hereto in any calendar month shall be less than $18,000,000, we shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one-half of one percent (1/2%) per annum upon the amount by which $18,000,000 exceeds the average outstanding daily principal balance of all such loans in respect of such month."

        10. Term. Section 9.1 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

                "9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending October 31, 1997 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof. This Agreement shall terminate on the Renewal Date, unless otherwise agreed by you and us in writing, and, in addition, you shall have the right to terminate this Agreement immediately at any time upon the occurrence and continuation of an Event of Default. No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such obligations have been fully discharged. All Obligations shall be absolutely and unconditionally due and payable in full in cash or other immediately available funds (including such cash collateral as we may require for contingent Obligations with respect to letters of credit or checks which have not been collected or otherwise) on the Renewal Date, unless otherwise-agreed by you and us in writing."

        11. Delivery of Financial Statements. Borrower shall furnish to Congress within thirty (30) days after the date hereof financial statements in form and substance satisfactory to Congress reflecting the transactions contemplated by this Amendment, including, without limitation, the purchases of Capital Stock of Borrower by Transcrypt and the cancellation of Indebtedness of Borrower owing to NorAm.

        12. Termination of Weksel and Davies Guarantees and Junior Participation. Upon the satisfaction of the conditions to the effectiveness of this Amendment:

               (a) any and all guarantees of Borrower's obligations to Congress given by William Weksel, Deanna Weksel and Robert H. Davies, including the Limited Guarantee and Waiver, dated July 31, 1992, by Weksel in favor of Congress with respect to the Obligations, the Limited Guarantee and Waiver, dated June 5, 1995, by Robert H. Davies in favor of Congress with respect to the obligations, and the Limited Guarantee and Waiver, dated November 15, 1996, by Deanna G. Weksel in favor of Congress with respect to the Obligations, shall terminate; and

               (b) the Junior Participation Agreement, dated July 31, 1992, between Weksel and Congress shall terminate (and Weksel hereby irrevocably authorizes and directs Congress to remit all amounts payable by Congress to Weksel pursuant to such termination to the bank account set forth on Exhibit B hereto); and

               (c) Congress shall execute and deliver to any of William Weksel, Deanna Weksel and Robert H. Davies, at the cost and expense of Borrower, such instruments and documents, including without limitation, a Release of Mortgage and Security Agreement, in each case in such form and substance as is reasonably acceptable to Congress, as any such individual shall reasonably request in writing for the purpose of giving effect to the termination of guarantees provided for in this Section 12.

        13. Additional Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Congress pursuant to the Financing Agreements, Borrower hereby represents and warrants and covenants to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               (a) The Purchase Agreements and the transactions contemplated thereunder have been duly executed, delivered and performed in accordance with their terms by the respective parties thereto in all respects, including the fulfillment (not merely the waiver) of all conditions precedent set forth therein. After giving effect to the terms of the Purchase Agreements, Transcrypt has good title to all of the issued and outstanding shares of the Capital Stock of Borrower. All of the Indebtedness of Borrower to NorAm and Securicor has been cancelled and Borrower has no other or further obligations or liabilities to NorAm or Securicor.

               (b) All actions and proceedings required by the Purchase Agreements, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

               (c) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the Purchase Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Purchase Agreements.

               (d) Borrower has delivered, or caused to be delivered, to Congress, true, correct and complete copies of the Purchase Agreements. Set forth in Exhibit C hereto is a correct and complete list of the Purchase Agreements and all other agreements, documents and instruments existing as of the date hereto between Borrower, any of its Affiliates, Transcrypt and any of its Affiliates or NorAm or Securicor.

               (e) All of the issued and outstanding shares of Capital Stock of Borrower are directly and beneficially owned and held by Transcrypt and all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind.

               (f) Transcrypt has, on or before the date hereof, made a cash equity contribution to Borrower in the amount of

$2,000,000 as consideration for shares of Capital Stock of Borrower, the proceeds of which have been delivered to Congress for application to the obligations in such order and manner as Congress shall determine.

               (g) Neither the execution and delivery of the Purchase Agreements, nor the consummation of the transactions contemplated by the Purchase Agreements, nor compliance with the provisions thereof, shall result in the creation nor imposition of any lien, charge or encumbrance upon any of the Collateral.

               (h) Neither the execution and delivery of the Purchase Agreements nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, has violated or shall violate any law or regulation or any order or decree of any court or governmental instrumentality in any respect or does or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, or violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

               (i) Borrower and EFJ Partners have obtained or received all required consents and approvals of any persons other than Congress in connection with the transfer of the shares of Capital Stock of Borrower by EFJ Partners to Transcrypt pursuant to the Transcrypt Purchase Agreements, the purchase and cancellation of the Indebtedness of Borrower to NorAm and Securicor and the other transactions contemplated by the Amendment.

               (j) The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Congress shall constitute an Event of Default under the Financing Agreements.

               (k) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        14. Conditions Precedent. The effectiveness of the amendments contained herein shall be subject to the satisfaction of the following conditions precedent in a manner satisfactory to Congress and its counsel:

               (a) Congress shall have received the consent of any participants in the financing arrangements of Congress with Borrower to the amendments provided for herein;

               (b) Congress shall have received true, correct and complete copies of the Transcrypt Purchase Agreements and all other agreements by Borrower with, to or in favor of Transcrypt (including the letter of intent);

               (c) Congress shall have received, in form and sub stance satisfactory to Congress, an unconditional general release of Congress, its officers, directors, employees, agents and other Affiliates by EFJ Partners, Weksel and Robert H. Davies, duly authorized, executed and delivered by such persons;

               (d) Congress shall have received evidence, in form and substance satisfactory to Congress, that Borrower has obtained all required consents and approvals of any persons other than Congress in connection with the sale of all of the Capital Stock of Borrower by EFJ Partners to Transcrypt pursuant to the Transcrypt Stock Purchase Agreements and the other transactions contemplated by this Amendment;

               (e) the sale of all of the Capital Stock of Borrower by EFJ Partners to Transcrypt pursuant to the Stock Purchase Agreement shall have occurred by no later than July 31, 1997;

               (f) Congress shall have received evidence, in form and substance, satisfactory to Congress that (i) all Indebtedness of Borrower to NorAm and Securicor (and to Transcrypt as the purchaser of such Indebtedness) has been duly and validly can celled in accordance with the terms of the agreements, documents or instruments evidencing such Indebtedness, and (ii) NorAm and Securicor have released Borrower from all obligations, liabili ties and other Indebtedness owing to them;

               (g) Congress shall have received in cash or other immediately available funds not less than $2,000,000 with the proceeds of a cash equity capital contribution by Transcrypt to Borrower on or before the date hereof, for application to the Obligations in such order and manner as Congress may determine;

               (h) all requisite corporate action and proceedings in connection with this Amendment shall be in form and substance satisfactory to Congress, and Congress shall have received all information and copies of all documents, including, without limitations, records of requisite corporate action and proceed ings which Congress may have reasonably requested in connection therewith, such documents where requested by Congress or its counsel to be certified by appropriate corporate officers or work governmental authorities;

               (i) all representations and warranties contained herein shall be true and correct;

               (j) Congress shall have received, in form and sub stance satisfactory to Congress, an original of this Amendment, duly authorized, executed and delivered by Borrower, EFJ Partners, EFJ Communications Inc., Weksel and Robert H. Davies.

        15. Fee. In addition to all other fees, charges, interest and expenses payable by Borrower to Congress under the other Financing Agreements, Borrower hereby agrees to pay to Congress a consent and extension fee in an amount equal to $25,000, which amount shall be payable on the date hereof, and which amount is fully earned as of such date, and may be charged directly to Borrower's loan account maintained by Congress.

        16. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreement are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

        17. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional actions as may be necessary or desirable, as determined by Congress, to effec tuate the provisions and purposes of this Amendment.

        18. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

        19. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        20. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        Please sign the enclosed copy of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Congress, shall become a binding agreement between Borrower and Congress.

                                    Very truly yours,

                                    E.F. JOHNSON

                                    By:    /s/
                                           -------------------------------------
                                    Title: Chairman and CEO
                                           -------------------------------------

ACKNOWLEDGED AND AGREED:
CONGRESS FINANCIAL CORPORATION

By:    /s/
       -----------------------------------
Title: Senior Vice President

EFJ PARTNERS, a general partnership/

By:    /s/
       -----------------------------------
Title: General Partner

                   [SIGNATURES CONTINUED ON THE PREVIOUS PAGE]

/s/ William Weksel
------------------------------------------
WILLIAM WEKSEL, individually

/s/ Robert H. Davies
------------------------------------------
ROBERT H. DAVIES, individually

TRANSCRIPT INTERNATIONAL, INC.


By:    /s/
       -----------------------------------
Title: Chairman
       -----------------------------------

                          EXHIBIT A TO AMENDMENT NO. 9

        1.     DEFINITIONS

        As used above and in this Subordination Agreement, the following terms shall have the meanings ascribed to them below:

               1.1 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Junior Creditor Agreements.

               1.2 "Creditors" shall mean, collectively, Senior Creditor and Junior Creditor and their respective successors and assigns.

               1.3 "Debtor" shall mean E.F. Johnson Company, a Minnesota corporation and its successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

               1.4 "Junior Creditor" shall mean Transcrypt International, Inc. a Delaware corporation, and its successors and assigns.

               1.5 "Junior Creditor Agreements" shall mean, collectively, _______________ and all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Junior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               1.6 "Junior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Junior Creditor arising after the date hereof other than in connection with the Transcrypt Stock Purchase Agreement (as defined in the Senior Creditor Agreements) or the contingent indebtedness of Debtor to reimburse Junior Creditor in the event of a draw under the Congress Letter of Credit or the Acestar Letter of Credit (as each such term is defined in the Senior Creditor Agreements), including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under or evidenced by the Junior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Junior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Junior Creditor.

               1.7 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

               1.8 "Senior Creditor" shall mean Congress Financial Corporation, a California corporation, and its successors and assigns.

               1.9 "Senior Creditor Agreements" shall mean, collectively, the Accounts Financing Agreement [Security Agreement], dated of July 31, 1992, between Senior Creditor and Debtor and all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               1.10 "Senior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Senior Creditor and/or its affiliates, or participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Senior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable either in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Senior Creditor.

               1.11 All terms used herein which are defined in the Uniform Commercial Code as in effect in the State of _________, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

        2.     SUBORDINATION OF JUNIOR DEBT

               2.1 Subordination. Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all Senior Debt.

               2.2    Distributions.

                      (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Debtor or the proceeds thereof to the creditors of Debtor or readjustment of the obligations and indebtedness of Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of Debtor or any other action or proceeding involving the readjustment of all or any part of indebtedness of Debtor or the application of the assets of Debtor to the payment or liquidation thereof, or upon the dissolution or other winding up of Debtor's business, or upon the sale of all or substantially all of Debtor's assets, then, and in any such event, (i) Senior Creditor shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and (ii) Senior Creditor shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which be payable or deliverable in respect of any or all of the Junior Debt.

                      (b) In order to enable Senior Creditor to enforce its rights under Section 2.3(a) above, Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of Junior Creditor or otherwise), but shall have no obligation, to enforce claims comprising any of the Junior Debt by proof of debt, proof of claim, suit or otherwise and take generally any action which Junior Creditor might otherwise be entitled to take, as Senior Creditor may deem necessary or



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

advisable for the enforcement of its rights or interests hereunder.

                      (c) To the extent necessary for Senior Creditor to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any and all payments and distributions which might otherwise be payable or deliverable with respect to the Junior Debt in any proceeding described in Section 2.3(a) or otherwise), Junior Creditor shall execute and deliver to Senior Creditor such instruments or documents (together with such assignments or endorsements as Senior Creditor shall deem necessary), as may be requested by Senior Creditor.

               2.3 Payments Received by Junior Creditor. Should any payment or distribution or security or instrument or proceeds thereof be received by the Junior Creditor in respect of the Junior Debt, Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditor, segregated from other funds and property of Junior Creditor and shall forthwith deliver the same to Senior Creditor (together with any endorsement or assignment of Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of Junior Creditor to make any such endorsement or assignment to Senior Creditor, Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same.

               2.4 Instrument Legend and Notation. Any instrument at any time evidencing the Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Subordination Agreement, and (a) after being so marked certified copies thereof shall be delivered to Senior Creditor and (b) the original of any such instrument shall be immediately delivered to Senior Creditor upon Senior Creditor's request, at any time on or after the occurrence of an event of default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

        3.     COVENANTS

               3.1 Additional Covenants. Junior Creditor and Debtor agree in favor of Senior Creditor that:

                      (a) Debtor shall not, directly or indirectly, make and Junior Creditor shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt;

                      (b) Debtor shall not grant to Junior Creditor and Junior Creditor shall not acquire any security interest, lien, claim or encumbrance on any assets or properties of Debtor or any [additional] guarantees for any of the Junior Debt;

                      (c) Junior Creditor shall not sell, assign, pledge, encumber or otherwise dispose of any of the Junior Debt and guarantees, if any, or subordinate any of the Junior Debt to any indebtedness of Debtor other than the Senior Debt, [except, that, Junior Creditor may assign, pledge or encumber the Junior Debt so long as Senior Creditor shall have received from any assignee, pledgee or other person acquiring any interest in the Junior Debt a written acknowledgment of receipt of a copy of this Agreement together with the written agreement of such person to be bound by the terms and conditions of this Subordination Agreement];

                      (d) Junior Creditor and Debtor shall, at any time or times upon the request of Senior Creditor, promptly furnish to Senior Creditor a true, correct and complete statement of the outstanding Junior Debt; and

                      (e) Junior Creditor and Debtor shall execute and deliver to Senior Creditor such additional agreements, documents and instruments and take such further actions as may be necessary or desirable in the opinion of Senior Creditor to effectuate the provisions and purposes of this Subordination Agreement.

               3.2 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Debtor by Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditor and Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtor, in the Senior Creditor Agreements).

Junior Creditor also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt or to the Senior Creditor Agreements or any collateral at any time granted to or held by Senior Creditor, (b) the taking, exchange, surrender and releasing of collateral at any time granted to or held by Senior Creditor or guarantees now or at any time held by or available to Senior Creditor for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any collateral at any time granted to or held by Senior Creditor, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) Senior Creditor's election, in any proceeding instituted under the U.S. Bankruptcy Code of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Junior Creditor hereunder.

               3.3 Subrogation; Marshalling. Junior Creditor shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt or of any collateral for or guarantees or evidence of any thereof until all of the Senior Debt is indefeasibly paid and satisfied in full. Junior Creditor hereby waives any and all rights to have any collateral or any part thereof granted to or held by Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by Senior Creditor or Debtor with the consent of Senior Creditor.

               3.4 No Offset. In the event Junior Creditor at any time incurs any obligation to pay money to Debtor, Junior Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by the Junior Creditor to Debtor in connection with any such transaction any amounts the Junior Creditor claims are due to it with respect to the Junior Debt.

        4.     MISCELLANEOUS

               4.1 Amendments. Any waiver, permit, consent or approval by either Creditor of or under any provision, condition or covenant to this Subordination Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Subordination Agreement must be in writing and signed by each of the parties to be bound thereby.

               4.2 Successors and Assigns.

                      (a) This Subordination Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of Creditors and its respective successors, participants and assigns.

                      (b) Senior Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the collateral securing same; provided, that, Junior Creditor shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Subordination Agreement except through Senior Creditor. In connection with any participation or other transfer or assignment, Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Creditor now or hereafter may have relating to the Senior Debt or any collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Subordination Agreement.

                      (c) In connection with any assignment or transfer of any or all of the Senior Debt, or any or all rights of Senior Creditor in the property of Debtor (other than pursuant to a participation), Junior Creditor agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or replaces any or all of Senior Creditor's financing of Debtor, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means.

               4.3 Insolvency. This Subordination Agreement shall be applicable both before and after the filing of any petition by or against Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Debtor shall be deemed to apply to a trustee for Debtor and Debtor as debtor-in-possession. The relative rights of Senior Creditor and, Junior Creditor to repayment of the Senior Debt and the Junior Debt, respectively, and in or to any distributions from or in respect of Debtor or any proceeds of Debtor's property and assets, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Debtor as debtor-in-possession.

               4.4 Bankruptcy Financing. If Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if Senior Creditor desires to permit the use of cash collateral or to provide financing to Debtor under either
Section 363 or Section 364 of the U.S. Bankruptcy Code, Junior Creditor agrees as follows: (a) adequate notice to Junior Creditor shall have been provided for such financing or use of cash collateral if Junior Creditor receives notice two
(2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by Junior Creditor to any such use of cash collateral or financing. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 4.5 hereof to Junior Creditor.

               4.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at their addresses set forth below (or to such other addresses as either party may designate by notice in accordance with the provisions of this Section:

To Senior Creditor:                 Congress Financial Corporation
                                            (____________)

                                    ------------------------------

                                    ------------------------------
                                    Attention:
                                               -------------------

To Junior Creditor:

                                    ------------------------------

                                    ------------------------------
                                    Attention:
                                               -------------------

Either Creditor may change the addresses) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 4.5, but such change shall not be effective until notice of such change has been received by the other Creditor.

               4.6 Counterparts. This Subordination Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

               4.7 Governing Law. The validity, construction and effect of this Subordination Agreement shall be governed by the laws of the State of New York (without giving effect to principles of conflicts of law).

               4.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of ____________________________ and the United States District Court for the
_____________ District of _____________ and waives trial by jury in any action or proceeding with respect to this Subordination Agreement.

               4.9 Complete Agreement. This written Subordination Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

               4.10 No Third Parties Benefitted. Except as expressly provided in
Section 4.2, this Subordination Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person (including Debtor) shall have any right, benefit, priority or interest under, or because of the existence of, this Subordination Agreement. Nothing contained herein shall relieve Debtor of its obligations to Junior Creditor to make payment in respect of Junior Debt.

               4.11 Disclosures, Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Subordination Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Junior Debt or the Senior Debt or any collateral or guarantee which may have been granted to any of them in connection therewith, (b) Debtor's title to or right to any of its assets and properties or (c) any other matter except as expressly set forth in this Subordination Agreement.

               4.12 Term. This Subordination Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Senior Debt and the termination of the financing arrangements between Senior Creditor and Debtor.

        IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed as of the day and year first above written.

                                            CONGRESS FINANCIAL CORPORATION
                                            (____________)

                                            By:
                                                --------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------


                                            By:
                                                --------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------


                                            By:
                                                --------------------------------

                                            Title:
                                                  ------------------------------

                                            ------------------------------------